                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          THE HYDROGIENE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          THE HYDROGIENE CORPORATION
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To the Shareholders of The Hydrogiene Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Hydrogiene Corporation (the "Company"), a Florida corporation, will be held on Monday, May 22, 2000, at 1:00 p.m., local time, at The Monte Carlo Hotel, 3770 Las Vegas Boulevard South, Las Vegas, Nevada 89109, for the following purposes:

     1. To elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified.

     2. To approve a change in the Company's state of incorporation from Florida to Nevada by means of a merger of the Company with and into a newly formed Nevada corporation.

     3. To approve a change in the Company's name from "The Hydrogiene Corporation" to "Synergie Holdings."

     4. To approve an increase in the number of authorized shares of Common Stock of the Company from fifty million (50,000,000) to two hundred fifty million (250,000,000).

     5. To approve the form of indemnification agreement to be entered into between the Company and its directors and executive officers when the change in the Company's state of incorporation, proposed above, occurs.

     6. To approve the adoption of the Company's 2000 Stock Option Plan and reserving shares for the issuance of shares thereunder equal to 15% of the authorized shares. If the increase in authorized shares is approved, then there will be 37,500,000 shares reserved, and if the increase is not approved, then there will be 7,500,000 shares reserved.

     7. To ratify the appointment of Weinberg & Company as independent accountants of the Company for the fiscal year ending December 31, 2000.

     8. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on April 19, 2000 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

                              Sincerely,

                              Karl J.Rolls, Jr.
                              Secretary

San Diego, California

May ___, 2000

                          THE HYDROGIENE CORPORATION

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of The Hydrogiene Corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Monday, May 22, 2000, at 1:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Monte Carlo Hotel, 3770 Las Vegas Boulevard South, Las Vegas, Nevada 89109. The Company's telephone number is (858) 675-8033.

     These proxy solicitation materials were mailed on or about May ___, 2000 to all shareholders of record at the close of business on April 19, 2000 (the "Record Date"). A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1999 ("fiscal 1999"), including financial statements, was sent to the Shareholders prior to or concurrently with this Proxy Statement.


RECORD DATE; OUTSTANDING SHARES

     Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the Record Date, 45,801,385 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Karl J.Rolls, Jr., Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     On all matters each share has one vote.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by

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

certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegraph or letter.

SPECIAL CONSIDERATIONS

     This proxy statement submits for shareholder approval a number of proposed changes in the Bylaws of the Company. As discussed more fully in PROPOSALS TWO through FOUR, the Company proposes to change its state of incorporation from Florida to Nevada by means of a merger into a Nevada corporation to be formed. Simultaneous with this reincorporation, assuming shareholder approval of the several proposals in this proxy statement, the Company intends to effect certain changes in its Articles of Incorporation and Bylaws which could be viewed as having negative consequences on shareholder rights but which the Board of Directors believes to be in the best interest of the Company. Specifically, the Company intends to make the following changes in connection with its reincorporation in Nevada: the elimination of the right of shareholders to call special meetings and to act by written consent, the addition of advance notice requirements for director nominees and business items proposed by the shareholders, and an increase in the number of authorized shares of Common Stock
of the Company   (See PROPOSALS TWO through FOUR for a full explanation of the proposed changes.)

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR ANNUAL MEETING FOR FISCAL YEAR 2000

     Proposals of shareholders of the Company which are to be presented by such shareholders at the Company's Annual Meeting for the year ended December 31, 2000 ("fiscal 2000") must be received by the Company no later than September 30, 2000 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A Board of seven (7) directors is to be elected at this meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Company's nominees named below. All of the nominees are presently directors of the Company. In the event any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxyholders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below:

                                       PRINCIPAL                    DIRECTOR
NAME OF NOMINEE         AGE            OCCUPATION                    SINCE
Charles W. Kallmann      72   Chief Executive Officer,                 1995
                               Director of the Company

Michael Brette           49   President of BST International;          1998
                               Chairman, Capital Asset Management;
                               Vice Pres. & Director of the Company

John Aguero              53   President & Director of the Company;     2000
                               President & CEO of National Brokers
                               & Distributors

Arden E. Roney           63   Business Consultant; Co-Founder of       1998
                               Nu-Skin

George J. Grosek         43   Director of Euro-American Credit &       2000
                               Trade

Norman Arikawa           56   Chief Accountant, Port of Los Angeles    2000

Joseph Cerbone           61   President, National Capital Companies;   2000
                               Chairman, Travis Morgan Securities

     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five (5) years. There is no family relationship between any director or executive officer of the Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of eleven (11) regular meetings.

     During fiscal 1999, each director attended one hundred percent (100%) of the meetings of the Board of Directors.

     During fiscal 1999 the Company did not have any committees of the Board of Directors. The Company intends to establish both an Audit Committee and a Compensation Committee during fiscal 2000.

DIRECTOR COMPENSATION

     During 1999, no directors fees were paid. In April 2000, the Board of Directors approved a policy to pay directors who are not employees of the Company ("Outside Directors") for each Board meeting attended. Members of the Audit Committee will be paid a fee of $2,500 per year for their service.
Outside Directors may also receive consulting fees for projects completed at the request of management. Employee directors are not compensated for their service on the Board of Directors or on committees of the Board.

REQUIRED VOTE

     Each shareholder voting in the election of directors may cast one vote for each share held (for or against each director). Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no legal effect under Florida law. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

         MANAGEMENT RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

                                 PROPOSAL TWO

                           REINCORPORATION IN NEVADA

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from Florida to Nevada (the "Reincorporation Proposal," the "Proposed Reincorporation" or the "Merger"). SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term the "Company" refers to the existing Florida corporation ("The Hydrogiene Corporation") and the term "Synergie Holdings" refers to the new Nevada corporation to be formed, which is the proposed successor to the Company.

PURPOSE FOR PROPOSED REINCORPORATION

     The primary purpose for reincorporating in Nevada is that the corporate tax and related fees that the Company pays as a Florida corporation, and the corporate tax and related fees that the Company will pay based upon its increased capitalization are significantly higher than the comparable fees for a Nevada corporation. Additionally, after considering the advantages and

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

disadvantages of the Reincorporation Proposal, including the differences between Florida Law and Nevada Law, the Board of Directors concluded that the benefits of being incorporated in Nevada outweigh the benefits of remaining in Florida, in light of the detriments of remaining in Florida, including the continuing expense of Florida's annual corporate tax. The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Florida to Nevada. See "Comparison of Shareholder Rights" and "Possible Disadvantages of the Reincorporation Proposal."

     The Reincorporation Proposal will be effected by merging the Company into Synergie Holdings. Upon completion of the merger, the Company will cease to exist and Synergie Holdings will continue to operate the business of the Company. This discussion assumes that shareholder approval of the Company's name is obtained pursuant to PROPOSAL THREE - Name Change. If shareholder approval of the Company's name change is not obtained but the Reincorporation Proposal is approved by the shareholders, the Company will cease to exist and the business of the Company will be carried on by the Nevada corporation using the name The Hydrogiene Corporation.

     Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"), each outstanding share of the Company's Common Stock will automatically be converted into one share of Synergie Holdings Common Stock, $.0001 par value, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of the Company's Common Stock will continue to represent the same number of shares of Common Stock of Synergie Holdings. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SYNERGIE HOLDINGS. However, shareholders may exchange their certificates if they so choose. The Common Stock of the Company is listed for trading on the OTC Bulletin Board, and after the merger Synergie Holdings's Common Stock will continue to be traded on the OTC Bulletin Board without interruption, under the same symbol ("HICS") as the shares of the Company Common Stock are traded under such system prior to the merger.

     Under Florida law, the affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of the Company will have dissenters' rights of appraisal with respect to the Merger if they comply with the provisions of Sections 607.1301, 607.1302 and 607.1320 of the Florida Business Corporation Act which are attached to this Proxy Statement as Exhibit E. See "Dissenters' Rights of Appraisal for the Reincorporation Proposal."

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Articles of Incorporation of Synergie Holdings (the "Articles of Incorporation") and the Bylaws of Synergie Holdings, copies of which are attached hereto as Exhibits A, B and C, respectively.

  APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE Articles of Incorporation AND THE BYLAWS OF SYNERGIE HOLDINGS AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT TO MORE MATTERS SET FORTH IN PROPOSALS THREE AND FOUR TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, (ii) the Articles of Incorporation and the Bylaws of Synergie Holdings (except those provisions regarding the increase in the number of authorized shares which have been submitted for separate shareholder approval in Proposal Four will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (x) the presence or absence of a quorum and (y) the total number of negative votes cast with respect to the proposal. Abstentions and shares held by brokers that are present but not voted, because the brokers were prohibited from exercising discretionary authority ("broker non-votes"), will be counted as present for purposes of determining the presence or absence of a quorum.

     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN NEVADA. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     Reduced Corporate Fees and Taxes. One of the reasons for reincorporating in Nevada is that the corporate tax and related fees that the Company pays as a Florida corporation, and the corporate tax and related fees that the Company will pay based upon its increased capitalization are significantly higher than the comparable fees for a Nevada Corporation.

     Prominence, Predictability and Flexibility of Nevada Law. For many years Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Nevada initially as a state of incorporation or have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

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

     Increased Ability to Attract and Retain Qualified Directors. Both Florida and Nevada law permit a corporation to include a provision in its charter document which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Nevada law provides greater protection to directors and officers than Florida law.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation Proposal will effect a change only in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the business, management, location of the principal facilities of the Company, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Reincorporation). The seven (7) directors who are elected at the Annual Meeting of Shareholders will become the directors of Synergie Holdings. All employee benefit plans of the Company will be assumed and continued by Synergie Holdings and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Synergie Holdings Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Synergie Holdings. Employee benefit arrangements of the Company will also be continued by Synergie Holdings upon the terms and subject to the conditions currently in effect. As noted above, after the Reincorporation the shares of Common Stock of Synergie Holdings will continue to be traded, without interruption, on the OTC Bulletin Board and under the same symbol ("HICS") as the shares of Common Stock of the Company are traded under prior to the Reincorporation.

     Prior to the Effective Date of the Reincorporation, the Company will obtain any requisite consents to such Reincorporation from parties with whom it may have contractual arrangements. As a result, the Company's rights and obligations under such contractual arrangements will continue and be assumed by Synergie Holdings.

ANTI-TAKEOVER IMPLICATIONS

     Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate Articles of Incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent such a change in control, nor is

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

it in response to any present attempt known to the Board of Directors to acquire control of the Company or to obtain representation on the Board of Directors.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan and severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company. With the exception of certain provisions in the Employment Agreement with the Company's president, none of these measures has been implemented by the Company under Florida law and none has been provided for by Synergie Holdings under Nevada law.

     Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. The Nevada Revised Statutes, from which Synergie Holdings does NOT intend to opt out, restricts certain "business combinations" with "interested stockholders" unless the Board of Directors approves the business combination in advance of the time the person becomes an interested shareholder. See "Comparison of Shareholder Rights." Likewise, the elimination of the right of shareholders controlling at least ten percent (10%) of the voting shares to call a special meeting of the shareholders could be seen as promoting an anti-takeover effect by allowing shareholder action only at a meeting properly called by the Board of Directors or an annual meeting. In addition, the elimination of the ability of a majority of shareholders to act by written consent also could be viewed as having an anti-takeover effect in that it can make it more difficult for shareholders to coordinate action outside a duly called annual or special meeting. Moreover, the increased number of authorized but unissued shares (see PROPOSAL FOUR -- Increase in Authorized Shares) may be used by the Board of Directors to create impediments to a takeover attempt. For a detailed discussion of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of the Company and Synergie Holdings." For a discussion of these and other differences between the laws of Florida and Nevada, see "Comparison of Shareholder Rights."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF THE COMPANY AND SYNERGIE HOLDINGS

     The provisions of the Synergie Holdings Articles of Incorporation and Bylaws are similar to the Company Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Synergie Holdings Articles of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have anti-takeover implications as described in this Proxy Statement. Approval by Shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Synergie Holdings Articles of Incorporation and Bylaws of the provisions described below. In addition, Synergie Holdings could implement certain other changes by amendment of its Articles of Incorporation or Bylaws. For a discussion of such changes, see "Comparison of Shareholder Rights." This discussion of the Articles of Incorporation and Bylaws of Synergie Holdings is qualified by reference to Exhibits B and C hereto, respectively.

     The Articles of Incorporation of the Company currently authorize the Company to issue up to fifty million (50,000,000) shares of Common Stock, $.0001 par value, and fifty million (50,000,000) shares of Preferred Stock, $.0001 par value. In the event that the proposed increase in the number of authorized shares of Common Stock (see PROPOSAL FOUR -- Increase in Authorized Shares of Common Stock) receives the requisite votes for shareholder approval and that the Reincorporation proposed herein is effected, the Articles of Incorporation of Synergie Holdings will provide that such company will have two hundred fifty million (250,000,000) authorized shares of Common Stock, $.0001 par value. In the event that only the Reincorporation Proposal but not the increase in the number of authorized shares is approved, Synergie Holdings' Articles of Incorporation will provide for the authorization to issue up to fifty million (50,000,000) shares of Common Stock, $.0001 par value. Synergie Holdings' Articles of Incorporation will not authorize the issuance of any Preferred Stock.

MONETARY LIABILITY OF DIRECTORS AND OFFICERS

     The Articles of Incorporation of the Company and the Articles of Incorporation of Synergie Holdings both provide for the elimination of personal monetary liability of directors and officers to the fullest extent permissible under law. In addition, Synergie Holdings proposes to enter into indemnification agreements with the directors and executive officers after the Proposed Reincorporation. See PROPOSAL FIVE "APPROVAL OF FORM OF
INDEMNIFICATION AGREEMENT."

SIZE OF THE BOARD OF DIRECTORS

     The Articles of Incorporation and the Bylaws of Synergie Holdings provide for a Board of Directors consisting of one (1) to fifteen (15) directors with the exact number to be set by the Board of Directors. Until changed, the number of directors of Synergie Holdings will be set at seven (7) directors. The Bylaws of the Company provide for a Board of Directors consisting of not less than one (1) nor more than seven (7) directors. The exact number of members of the Board of Directors of the Company is presently set at seven (7) members. Under Florida law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Nevada law permits a corporation to provide in its Articles of Incorporation or in its Bylaws for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be increased or decreased within the range. Following the Proposed Reincorporation, the Board of Directors of Synergie Holdings could change the size of the Board of Directors from seven directors to a number within the range specified in the Articles of Incorporation and the Bylaws without further stockholder approval. If the Reincorporation Proposal is approved, the seven directors of the Company who are elected at the Annual Meeting of Shareholders will continue as the seven directors of Synergie Holdings after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS

     Under Florida law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. The Company's Bylaws permit a special meeting of shareholders to be called by the President, the Board of Directors, or the shareholders holding not less than ten percent (10%) of the voting power of the Company. Under Nevada law, a special meeting of stockholders may be called by the Board of Directors. The Bylaws of Synergie Holdings currently authorize the Board of Directors to call a special meeting of stockholders. Therefore, after the Proposed Reincorporation, stockholders (regardless of percentage holding) will not be entitled to call special meetings.

FILLING VACANCIES ON THE BOARD OF DIRECTORS

     Under Florida law, any vacancy on the board of directors including one
created by removal of a director may be filled by the Board.   A vacancy may be
filled by a majority of the remaining directors then in office, or by a sole remaining director or by the shareholders, unless the Articles of Incorporation provide otherwise. Under Nevada law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Articles of incorporation.

NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS

     The Bylaws of Synergie Holdings establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a stockholder who has given timely written notice to the Secretary of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than one hundred fifty (150) days prior to the meeting (or if fewer than one hundred (100) days notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the tenth day following the day on which such notice was mailed or such public disclosure was made).

     Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent of the nominee to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the stockholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling stockholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Synergie Holdings Bylaws do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Synergie Holdings Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its stockholders.

ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS

     Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of Synergie Holdings. Thus, although the Bylaws of the Company allow shareholder action by written consent, such action by written consent will no longer be authorized after the Proposed Reincorporation.

REMOVAL OF DIRECTORS

     The Bylaws of Synergie Holdings permit a director to be removed with or without cause by not less than two-thirds of the outstanding shares then entitled to vote in an election of directors. Florida law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote. Thus, because Synergie Holdings' Articles of Incorporation do not alter the applicability of Nevada law, after the Proposed Reincorporation it will require the vote of shareholders representing not less than two-thirds of the voting power of the outstanding shares to remove a director.

COMPARISON OF SHAREHOLDER RIGHTS

     Although the corporate statutes of Nevada and Florida are substantially similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and shareholders should refer to the Florida Business Corporation Act (the "Florida Law") and the Nevada Revised Statutes (the "Nevada Law") to understand how these laws will apply to the Company and Synergie Holdings.

     Classified Board of Directors. The Florida Law permits classification of a corporation's board of directors into one, two or three classes, with each class composed of as equal a number of directors as is possible, if provided for in a corporation;s articles of incorporation, in its initial bylaws or in subsequent bylaws adopted by a vote of the shareholders. Neither the current Articles of Incorporation nor the current Bylaws of the Company provide for multiple classes of directors.

     The Nevada Law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Since neither the Company nor Synergie Holdings have a classified board, there will be no difference in shareholders' rights with respect to this issue.

     Cumulative Voting.    Cumulative voting for directors entitles shareholders
to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Shareholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not otherwise be able to elect any directors.

     Under Florida Law, cumulative voting is not available unless provided in the corporation's articles of incorporation. The current Articles of Incorporation of the Company do not permit cumulative voting. The Nevada Law permits cumulative voting in the election of directors if provided in the Articles of Incorporation and as long as certain procedures are followed. The new Articles of Incorporation of Synergie Holdings will not permit cumulative voting.

     Since neither the Company nor Synergie Holdings utilize cumulative voting, there will be no significant difference in shareholders' rights with respect to this issue.

     Removal of Directors. The Florida Law provides that shareholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation's articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.

     None of the directors of the Company are elected by a voting group and cumulative voting is not permitted by the Articles of Incorporation of the Company. The Articles of Incorporation of the Company do not contain a provision stating that directors may only be removed for cause. However, the Company's Bylaws specifically provide that the directors may be removed with or without cause by the shareholders.

     Under Nevada Law, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the outstanding shares entitled to vote. In addition, under the Nevada Law, the Articles of Incorporation may require the concurrence of more than two-thirds of the voting power of the outstanding shares entitled to vote to remove a director in office.

     If a director is elected by a voting group, only shareholders of that voting group may take part in the vote to remove the director. In such case, a director of a corporation may be removed with or without cause only with the approval of at least two-thirds of the voting power of the voting group.

     Under Nevada Law, in the event directors are elected by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office except upon the vote of shareholders owning sufficient shares to prevent each director's election under commutative
voting.   None of the directors of Synergie Holdings will be elected by a voting group and cumulative voting is not permitted by the Articles of Incorporation of Synergie Holdings.

     Therefore, it will be more difficult under Nevada Law to remove a director from office because it will require the voting power of two-thirds of the outstanding shares instead of a simple majority required under Florida Law.

     Vacancies on the Board of Directors. Under the Florida Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the shareholders, unless the articles of incorporation provide otherwise. The Articles of incorporation of the Company do not provide otherwise. Any director so appointed under Florida Law will hold office until the next shareholders' meeting at which directors are elected.

     Similarly, the Nevada Law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. In addition, the Bylaws of the Company and Synergie Holdings address the issue of director vacancies in the same manner. Therefore, the change from Florida Law to Nevada Law will not alter significantly shareholders' rights with respect to filling vacancies.

     Indemnification of Officers and Directors and Advancement of Expenses.
The Florida and Nevada Laws have substantially identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Both Florida and Nevada Laws generally permit a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in derivative actions, except that indemnification can be made in the event the person seeking indemnification has been adjudicated liable, for the amount deemed proper, fair and reasonable by the appropriate court upon application thereto.

     Both Florida and Nevada Laws require that to the extent that such officers, directors, employees and agents have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith.

     The Florida Law also provides that, unless a corporation's articles of incorporation provide otherwise, if a corporation does not so indemnify such persons, they may seek, and a court may order, indemnification under certain circumstances even if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification if it determines that the director, officer, employee or agent is entitled to mandatory indemnification, or is entitled to indemnification in view of all the relevant circumstances, regardless of whether such person met the standard of conduct required by the Florida Law. Nevada Law does not have a comparable provision although Nevada Law provides that a court may order a corporation to provide indemnification to a director, officer, employee or agent to the extent it deems proper in view of all circumstances.

     There is no significant difference in shareholder rights on this issue because the Company does not have such a provision in its current Bylaws that would prevent a person from seeking a court order if the board of directors or shareholders of the corporation have determined that the persons are not entitled to indemnification.

     Florida and Nevada Law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Florida Law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, the Company has the discretion to decide whether or not to advance expenses.

     Under the Nevada Law, the articles of incorporation, bylaws or an agreement may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the
corporation.   Thus, a corporation may have no discretion to decide whether or not to advance expenses if there is such a provision in the articles of incorporation, bylaws or an agreement.

     There will be a difference in shareholders' rights with respect to this issue because the new Bylaws for Synergie Holdings will provide for mandatory advancement of expenses, whereas presently the decision for advancement of expense is discretionary with the Company, because the Bylaws are silent on the matter of mandatory advancement of expenses.

     Limitation on Personal Liability of Directors. Under Florida Law, a director is not personally liable for monetary damages to the corporation, shareholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a shareholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property. The current Articles of Incorporation of the Company limit the liability of directors to the Company to the fullest extent permitted by law.

     While the Nevada Law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors as well as officers. Second, while the Florida provision excepts from the limitation on liability the breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty.

     The new Articles of Incorporation for Synergie Holdings will limit the liability of Synergie Holdings' directors and officers. Therefore, the Company has a narrower limitation on liability, and more parties were potentially liable to the Company. The Company, however, could determine to indemnify such persons in its discretion subject to the conditions of the Florida Law.

     Dividends. The Florida Law is more restrictive than the Nevada Law with respect to when dividends may be paid. Under Florida Law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

     The Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically allowed in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders.

     The Articles of Incorporation of Synergie Holdings will not contain a specific exception to the Nevada Law that prohibits dividends be paid, if at the time the dividend is paid, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred shareholders. Therefore, there will not be any significant difference in shareholder rights with respect to dividends.

     Amendment to Articles of Incorporation. Both the Florida Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote, with each shareholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation's articles of incorporation.

     Neither state requires shareholder approval for the board of directors of a corporation to fix the voting powers, designations, preferences, limitations, restrictions and rights of a class of stock, prior to issuance, provided that the corporation's organizational documents grant such power to its board of directors.

     The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so as to affect them adversely.

     Since both the Florida Law and the Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve an amendments to the articles of incorporation, there will be no significant difference in shareholders' rights with respect to this issue.

     Special Meetings of Shareholders. The Florida Law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special shareholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation). The Nevada Law does not address the manner in which special meetings of shareholders may be called.

     The current Bylaws of the Company provide that a special meeting of shareholders may be called by the President or the Board of Directors or the holders of not less than ten percent of all shares entitled to vote. The Synergie Holdings Bylaws will provide that a special meeting of shareholders may be called only by the Board of Directors. Thus, after the Reincorporation is consummated, shareholders of Synergie Holdings will not have the right to call a special shareholders meeting no matter what percentage of the voting power they possess.

     Actions by Written Consent of Shareholders. The Florida Law and the Nevada Law both provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. In addition, the Florida Law requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

     The Articles of Incorporation of the Company do not contain a provision restricting action by written consent of the shareholders. However, the new Articles of Incorporation of Synergie Holdings will contain a provision that prohibits the shareholders from taking action by written consent. Therefore, there will be a difference in shareholder rights with respect to action by written consent of the shareholders.

     Shareholder Inspection Rights. The Florida Law grants any shareholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its shareholders, and its other records. A proper purpose is one reasonably related to such person's interest as a shareholder. Directors also have the right to examine the corporation's stock ledger, a list of its shareholders and its other records for a purpose reasonably related to their positions as directors.

     Under Nevada Law a person must have been a shareholder of record for at least six months in order to have the right to inspect the corporation's stock ledger. In addition, the Nevada Law provides the right to inspect the corporation's financial records for a shareholder who owns at least 15% of the corporation's issued and outstanding shares, or has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. This financial record inspection right does not apply to any corporation that furnishes its stockholders a detailed annual financial statement. Nor does it apply to any corporation that is listed and traded on any recognized stock exchange.

     Therefore, under Nevada Law there will be a difference in shareholders rights to inspect the corporation's stock ledger for persons who have been shareholders of the Company for less than six months. There will not be any significant difference in shareholder rights, to inspect the corporation's stock ledger, for persons who have held their shares for more than six months.

     Dissolution. Under Florida Law, the board of directors of a corporation may submit a proposal of voluntary dissolution to the shareholders. The board of directors must recommend dissolution to the shareholders as part of the dissolution proposal, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders. The board of directors may condition the dissolution proposal on any basis. The shareholders must then approve the voluntary dissolution proposal by a majority vote of all votes entitled to be cast on that proposal, unless the articles of incorporation, bylaws adopted by the shareholders or the board of directors in making the dissolution proposal require a greater vote.

     The Articles of Incorporation and Bylaws of the Company are silent on the matter of dissolution.

     Alternatively, under Florida Law, without any action on the part of the board of directors, shareholders may decide to dissolve a corporation by written consent. In this case, the action must be approved by a majority vote of all votes entitled to be cast on that proposal. Within 10 days of obtaining the written consent of the shareholders, the corporation must notify all other shareholders who did not so consent concerning the nature of the action authorized. This notice is required to be sent to shareholders regardless of whether or not they were entitled to vote on the action.

     Similarly, under Nevada law a board of directors may adopt a resolution that the corporation be dissolved. The directors must recommend the dissolution proposal to the shareholders. The corporation must notify each shareholder entitled to vote on the dissolution proposal and the shareholders entitled to vote must approve the dissolution by a majority vote, unless the articles of incorporation or bylaws requires a greater percentage.

     The Articles of Incorporation of Synergie Holdings will not contain a provision requiring a greater percentage than a majority to approve a dissolution. Thus, there will not be any significant difference in the rights of shareholders with respect to this issue. Nevertheless, as discussed above under "Actions by Written Consent of Shareholders," shareholders will not be permitted to act by written consent. Therefore, the right of shareholders to dissolve a corporation by written consent will not be permitted under the new Synergie Holdings' Articles of Incorporation or Bylaws.

     Shareholder Vote for Mergers and Other Corporate Reorganizations. In general, both Florida Law and Nevada Law provide that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction. However, under both Florida Law and Nevada Law, the Articles of Incorporation or the board of directors recommending the transaction may require a greater affirmative vote.

     Neither the Articles of Incorporation of the Company nor the Articles of Synergie Holdings require a greater affirmative vote.

     Neither the Nevada Law nor the Florida Law require shareholder approval by the shareholders of a surviving corporation in a merger or consolidation as long as the surviving corporation issues no more than 20% of its voting stock in the transaction.

     Therefore, there will not be any significant difference in the rights of shareholders with respect to this issue.

     Affiliated Transactions. Both the Florida Law and the Nevada Law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder.

     The Florida Law provides that an "affiliated transaction" with an "interested shareholder" must generally be approved by the affirmative vote of the holders of two-thirds of the voting shares, other than the shares owned by the interested shareholder. An interested shareholder is any person who is the beneficial owner of more than 10% of the outstanding voting stock of the corporation. The transactions covered by the statute include, with certain exceptions, (a) mergers and consolidations to which the corporation and the interested shareholder are parties, (b) sales or other dispositions of substantial amounts of the corporation's assets to the interested shareholder,
(c)
issuances by the corporation of substantial amounts of its securities to the interested shareholder, (d) the adoption of any plan for the liquidation or dissolution of the corporation proposed by or pursuant to an arrangement with the interested shareholder, (e) any reclassification of the corporation's securities that has the effect of substantially increasing the percentage of outstanding voting shares of the corporation beneficially owned by the interested shareholder, and (f) the receipt by the interested shareholder of certain loans or other financial assistance from the corporation.

     Under Florida Law, the two-thirds approval requirement does not apply if, among other things: (a) the transaction has been approved by a majority of the corporation's disinterested directors (as defined in the statute), (b) the interested shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five years preceding the transaction, (c) the interested shareholder is the beneficial owner of at least 90% of the outstanding voting shares, (d) the corporation has not had more than 300 shareholders of record at any time during the preceding three years, (e) the corporation is an investment company under the Investment Company Act of 1940, or (f) certain fair price and procedural requirements are satisfied.

     Florida Law permits a corporation to elect out of provisions imposing restrictions on affiliate transactions. The Articles of Incorporation of the Company do not contain a clause electing not to be governed by the affiliate transaction provisions of the Florida Law.

     The Nevada Law applies solely to domestic corporations with 200 or more shareholders when at least 100 shareholders are residents of Nevada, unless the articles of incorporation of the corporation provides otherwise. The Nevada Law provides that an "affiliated transaction" with an "interested shareholder" that occurs within three years after an interested shareholder acquires shares must generally have been approved by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder.

     Under Nevada Law an affiliated transaction with an interested shareholder that occurs after three years after an interested shareholder acquires shares must generally be either approved by the affirmative vote of the holders of a majority of the voting shares, other than the shares owned by the interested shareholder, or by the board of directors of the corporation prior to the acquisition of shares by the interested shareholder, unless the consideration received by the shareholders meets certain fair value requirements. The definition of "affiliated transaction" and "interested shareholder" are substantially the same as under Florida Law.

     As in Florida, a Nevada corporation may opt-out of the provisions imposing restrictions on affiliate transactions. The new Articles of Incorporation of Synergie Holdings will not contain a clause electing not to be governed by the affiliate transaction provisions of the Nevada Law. Therefore there are differences in shareholder rights under Florida Law and Nevada Law with respect to affiliated transactions.

     Control-Share Acquisitions. Both Florida and Nevada law contain provisions that are intended to benefit companies that are the object of takeover attempts and their shareholders. The Company, however, cannot avail itself of the benefits of Florida's control-share acquisition statute.

This statute applies only to Florida corporations that has (1) 100 or more shareholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3) either (a) more than 10% of its shareholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its shareholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents. The Company does not meet these requirements and therefore the Florida control-share acquisition statute does not apply to the Company.

     Nevada's control-share acquisition statutes prohibit an acquiror, under certain circumstances, from voting shares of a target corporation's stock after crossing certain threshold ownership percentages unless the acquiror obtains the approval of the target corporation's shareholders. This statute is designed to prevent any party from obtaining control of the voting rights of a corporation without approval of the shareholders of the corporation.

     The Nevada statute applies solely to domestic corporations that do business in Nevada directly or through an affiliated corporation and the corporation has 200 or more shareholders when at least 100 shareholders are residents of Nevada. Upon completion of the reincorporation in Nevada, Synergie Holdings may become subject to the control-share acquisition statutes in Nevada in the future upon meeting the aforementioned criteria.

     Under the Nevada statute, any person ("Acquiring Person") who acquires shares of any public corporation in excess of 20% will not be permitted to vote those shares or any other shares acquired within 90 days or acquired pursuant to a plan to make a control-share acquisition unless the remaining shareholders vote to enfranchise the control-shares. The Acquiring Person, officers, and employee-directors of the corporation may not vote on the matter. The issue of voting rights for the Acquiring Person's control-shares must be submitted to a shareholder vote, if requested by the Acquiring Person, at a special meeting to be held within 50 days of the request, provided the Acquiring Person delivers a statement with prescribed disclosures at the time of the request and undertakes to pay the cost of the special meeting.

     If the measure is approved, all shareholders are entitled to dissenters' rights based on the highest price paid for the control-shares by the Acquiring Person unless otherwise provided in the corporation's articles of incorporation or bylaws. If the measure is not approved, or if the Acquiring Person elects not to deliver a disclosure statement to the issuing public corporation within 10 days after the last acquisition of control-shares by the Acquiring Person, the corporation has the right to acquire the control-shares for "fair value" if its articles of incorporation provided for such a buy-back prior to the control-share acquisition. If a corporation does not desire to be bound by the Nevada control-share acquisition statutes, it may opt out of them if its articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest state that the sections do not apply. Synergie Holdings will not have provisions in its Articles of Incorporation or Bylaws limiting such statutes.

     Therefore, Synergie Holdings will become subject the control-share acquisition statutes at such time as it has at least 100 shareholders who are residents of Nevada and Synergie Holdings does business in Nevada directly or through an affiliated corporation. The Company's Board of Directors believes that shareholders would benefit from the control-share acquisition statute because it would give them a statutory right to receive important information about any person seeking to take over Synergie Holdings.

     Dissenters' Rights. Appraisal rights permit dissenting shareholders of a corporation engaged in certain major corporate transactions to receive cash equal to the fair market value of the shareholder's shares (as determined by agreement of the parties or by a court), in lieu of the consideration such shareholder would otherwise receive in any such transaction.

     Under Florida Law, shareholders are entitled to dissenters' rights in the event of (a) the consummation of a plan of merger, if the shareholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect the rights of preferences of shareholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the shareholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

     Under Florida Law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. ("NASD") or (2) held of record by more than 2,000 shareholders.

     Under Nevada Law, shareholders are entitled to dissenter's rights in the event of (a) a merger in which the shareholder is entitled to vote or if the corporation is a subsidiary that is merged with its parent; (b) consummation of a plan of share exchange to which the corporation is a party as the corporation shares of which will be acquired, if the shareholder is entitled to vote on the plan; and (c) any corporate action taken pursuant to a vote of the shareholders that the articles of incorporation, by laws or a resolution of the board of directors provided that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

     Under Nevada Law, unless provided in the articles of incorporation or certain other conditions are met, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting to approve such transaction, were either listed on a national securities exchange, included in the National Market System by the NASD or held of record by more than 2,000 shareholders.

     Therefore, there are no significant differences in shareholder rights to appraisal rights under Nevada Law when compared to Florida Law, although there are some differences under the laws of the two states.

POSSIBLE DISADVANTAGES OF THE REINCORPORATION PROPOSAL

     Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its shareholders, shareholders should be aware that many of the provisions in the Synergie Holdings' Articles of Incorporation, and Bylaws and under Nevada Law have not yet received extensive scrutiny and interpretation by the Nevada courts.

     The Board of Directors, however, believes Nevada Law will provide the Company with the comprehensive, flexible structure which it needs to operate effectively.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The reincorporation provided for in the Merger Agreement is intended to be tax-free under the Internal Revenue Code of 1986, as amended. Accordingly, it is expected that under present federal income tax laws, no gain or loss will be recognized by the Company, Synergie Holdings or the holders of Common Stock of the Company as a result of the consummation of the Reincorporation. The effect of state tax laws upon shareholders may vary from state to state. Each former holder of the Company shares will have the same basis in the Synergie Holdings shares received by him pursuant to the reincorporation as he has in the Company shares held by him at the time of consummation of the Reincorporation, and his holding period with respect to such Synergie Holdings shares will include the period during which he held the corresponding Company shares, provided the latter were held by him as capital assets at the time of consummation of the reincorporation. The foregoing is only a summary of the federal income tax consequences and is not tax advice. The Company has not secured, nor does it intend to secure, any ruling from the Internal Revenue Service on the nontaxable nature of the transaction.

  A successful challenge by the Internal Revenue Service to the tax-free status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Company Common Stock converted in the Reincorporation equal to the difference between that shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the Synergie Holdings Common Stock converted in the Reincorporation. In such event, a shareholder's aggregate basis in the shares of Synergie Holdings Common Stock acquired in the Reincorporation would equal the fair market value of all such shares, and such shareholder's holding period for such shares would not include the period during which such shareholder held the Company Common Stock.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described generally above. Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local or foreign income tax laws.

     For financial accounting purposes, the Reincorporation will be accounted for as a reincorporation. Accordingly, there will be no impact on the carrying amount of assets or liabilities of the Company as currently reported.

     EACH SHAREHOLDER IS URGED TO CONSULT WITH HIS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCE, IF ANY, TO HIM IF THE REINCORPORATION PROPOSAL IS APPROVED AND THE REINCORPORATION IS EFFECTED.

SECURITIES ACT CONSEQUENCES

     The shares of Synergie Holdings to be issued in exchange for shares of the Company are not being registered under the Securities Act of 1933, as amended (the "Securities Act"). In that respect, Synergie Holdings is relying on Rule 145(a)(2) of the Securities and Exchange Commission (the "Commission") under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of securities for purposes of the Securities Act. After the Reincorporation, Synergie Holdings will be a publicly held company, its Common Stock is expected to be quoted on the OTC Bulletin board and it will file with the Commission and provide to its shareholders the same type of information that the Company has previously filed and provided. Shareholders whose stock in the Company is fully tradable before the Reincorporation will receive freely tradable shares of Synergie Holdings. Shareholders holding restricted securities of the Company will receive stock certificates of Synergie Holdings bearing the same restrictive legend as appears on their present stock certificates, and their shares of stock in Synergie Holdings will be subject to the same restrictions on transfer as those which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144, shareholders will be deemed to have acquired their shares of Synergie Holdings Common Stock on the date they acquired their shares of the Company Common Stock. In summary, Synergie Holdings and its shareholders will be in the same respective position under the federal securities laws after the Reincorporation as were the Company and its shareholders prior to the Reincorporation.

ABANDONMENT

     Notwithstanding a favorable vote of the shareholders, the Company reserves the right by action of its Board of Directors to abandon the Proposed Reincorporation prior to the Effective Date of the Reincorporation if it determines that such abandonment is in the best interests of the Company. The Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the Proposed Reincorporation.

VOTE REQUIRED

     Pursuant to Florida Law and the current articles of incorporation, the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required for approval of the Reincorporation of the Company in Nevada. Approval of the Reincorporation

Proposal by shareholders of the Company will constitute specific approval of the Merger Agreement, the Synergie Holdings' Articles on Incorporation and Bylaws, and of all other transactions and proceedings relating to the Reincorporation, including ratification of the directors of the Company, the assumption by Synergie Holdings of the Company's employee benefit plans and agreements, and the obligations of the Company under such plans and agreements.

DISSENTERS' RIGHTS OF APPRAISAL FOR THE REINCORPORATION PROPOSAL   Florida law
entitles the holders of record of shares of the Company common stock who follow the procedures specified in Section 607.1320 of the Florida Business Corporation Act to have their shares appraised and to receive the "fair value" of such shares, which means the value of the shares at the close of business on the day prior to the Company shareholders' approval, excluding any appreciation or depreciation in anticipation of the corporate actions unless exclusion would be inequitable. The right to dissent is provided in Section 607.1302, which provides the Company stockholders the right to dissent if the corporate action involves, among other things, the consummation of a plan of merger or the sale of substantially all of the assets of the corporation. Accordingly, a shareholder who dissents with respect to PROPOSAL TWO shall be entitled to dissent. Throughout this section relating to the Company shareholders' right to dissent, the reference to the Merger shall include the Reorganization Proposal since shareholders are entitled to vote on PROPOSAL TWO, but as has been indicated throughout this proxy statement/ prospectus, PROPOSAL TWO must be approved by the Company shareholders before the Proposal can or will be consummated. A shareholder may dissent as to less than all the shares of the Company common stock registered in his or her name. Section 607.1302(5) of the Florida Business Corporation Act provides that a shareholder entitled to dissent and obtain payment for his shares may not challenge the corporate action unless the corporate action is unlawful or fraudulent as to the shareholder or the corporation. In order to exercise your rights as a dissenting shareholder and obtain appraisal of and the fair value for your common stock of the Company, you must demand and perfect the rights in accordance with Section 607.1320 of the Florida Business Corporation Act. The following is a summary of that Section of the Florida Business Corporation Act and is qualified in its entirety by reference to Section 607.1320, a copy of which, including all the provisions relating to dissenters and appraisal rights, is attached to this proxy statement as Appendix E. The Company shareholders should carefully review
Section 607.1320 as well as the information discussed below to determine their rights to an appraisal. It is also suggested shareholders seek the advice of counsel.

IF SHAREHOLDERS DO NOT COMPLY WITH THE DEADLINES AND PROCEDURES SPECIFIED IN THE FLORIDA BUSINESS CORPORATION ACT, THEY MAY LOSE THEIR DISSENTERS' RIGHTS OF APPRAISAL.If a shareholder of the Company elects to exercise the right to an appraisal under Section 607.1320 of the Florida Business Corporation Act, such shareholder must do ALL of the following: $ deliver to the Secretary of the Company, John Rolls, 12335 World Trade Drive, No. 8, San Diego, California 92128, before the vote is taken at the Annual Meeting written, notice of their intent to demand payment for their shares of Common Stock of the Company if the
Proposed Reincorporation is effected; and   $ they must not vote in favor of the
Reincorporation.Shareholders must deliver the notice of intent even if they submit a proxy or otherwise vote against the Reincorporation. MERELY VOTING AGAINST, ABSTAINING FROM VOTING, OR FAILING TO VOTE IN FAVOR OF ADOPTION OF THE REINCORPORATION WILL NOT CONSTITUTE A NOTICE OF INTENT TO EXERCISE DISSENTERS' RIGHTS OF APPRAISAL UNDER THE FLORIDA BUSINESS CORPORATION ACT.If the Company Shareholders approve the Reincorporation at the Annual Meeting and you meet the requirements above, then the Company will send you, within 10 days of the approval of the Reincorporation, written notice of such shareholder approval of the Reincorporation. Within 20 days after the Company's notice to you of the Reincorporation approval, any shareholder of the Company who elects to dissent shall file with the Company: $ a notice of such election, stating the shareholder's name and address and the number of the Company shares of common stock to which he dissents; $ a demand for the payment of the fair value of his
shares of the Company; and   $ deposit with the Company his shares of common
stock of the Company.Shareholders' failure to timely file their elections to dissent shall subject them to the terms of the Reincorporation.Filing of the notice of election to dissent entitles shareholders only to payment of the fair value of their shares of common stock of the Company as provided in Section
607.1320 of the Florida Business Corporation Act, and they shall not be entitled to vote or exercise any other rights as a Company shareholder.Shareholders may withdraw in writing their notice of election to dissent any time before the Company makes its offer to dissenting shareholders of its estimate of the fair value of the Company common stock (discussed below). After such offer, no withdrawal of a shareholder's election to dissent may be made without the Company's consent.Shareholders' right to be paid the fair value of their Company shares of common stock shall cease and they will be reinstated to their status and rights of a the Company shareholder as of the date of their filing of their
notice of election to dissent if: $   your demand for appraisal is withdrawn in
accordance with Section 607.1320 of the Florida Business Corporation Act; $
the Reincorporation is abandoned, rescinded, or the Company's shareholders revoke the authority to effect the Reincorporation; $ no demand for a fair value determination by a court has been timely made; or $ the court determines the shareholder is not entitled to relief provided by the dissenting shareholder provisions of the Florida Business Corporation Act.IF SHAREHOLDERS ARE CONSIDERING SEEKING DISSENTERS' RIGHTS OF APPRAISAL, THEY SHOULD BE AWARE THAT THE FAIR VALUE OF THEIR SHARES AS DETERMINED UNDER THE APPLICABLE PROVISIONS OF THE FLORIDA BUSINESS CORPORATION ACT COULD BE GREATER THAN, THE SAME AS OR LESS THAN THE MERGER CONSIDERATION.Within 10 days of the later of (i) expiration of the period in which shareholders may file their notice of election to dissent, or (ii) after the Reincorporation is effected, i.e., the Effective Date of the Reincorporation (but no later than 90 days from the date of shareholder approval of the Reincorporation), the Company shall make a written offer to dissenting shareholders to pay an amount it estimates to be the fair value of the Company common stock. The Company's offer may be made conditional upon the consummation of the Reincorporation. The Company's offer shall be accompanied by: $ The Company's balance sheet as of the latest available date but not more than 12 months prior to the Company offer; and $ The Company's profit and loss statement for the 12-month period ended on the date of such balance sheet.If within 30 days from the Company's offer the dissenting shareholder accepts the same, the Company shall make the payment within 90 days of the later of (i) its offer, or (ii) the Effective Date of the Reincorporation. Upon payment of the agreed value, the dissenting shareholder ceases to have any interest in the shares.If either: $ The Company fails to make a timely offer; or $ The Company's offer is rejected by the dissenting shareholder within 30 days of such offer, then the Company within 30 days of written denial by the dissenting shareholder given within 60 days from the Effective Date of the Reincorporation shall, or at its election at any time within such period of 60 days may, file an action in a Florida court of appropriate jurisdiction requesting determination of the fair value of the Company's common stock. The court shall also determine whether the shareholder is entitled to payment. If the Company fails to initiate proceedings, the dissenting shareholder may do so in the name of the Company. All dissenting shareholders shall be made parties to the fair value proceedings other than those dissenting shareholders who have accepted the Company's offer of payment. The court may appoint one or more appraisers to receive evidence and recommend a decision on the fair value of the shares. The court may indicate a fair interest rate. The Company shall pay each dissenting shareholder the amount determined to be due such shareholder within 10 days of the court's determination. Upon payment, the dissenting shareholder shall cease to have any interest in the shares. The court will determine all costs of the proceeding, including the reasonable compensation and expenses of court-appointed appraisers. The Company generally will pay these costs, but the court may order the dissenting shareholders to pay some of them, in amounts the court finds equitable, if the court finds that the shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment.

     Shares of Synergie Holdings common stock into which Company shares of such dissenting shareholders would have been converted had they assented to the Reincorporation shall have the status of authorized but unissued shares. The responsibility for any payments to dissenting shareholders and all costs relating to any proceedings relating to dissenting shareholder payments are included in Company Liabilities being assumed by Synergie Holdings. The foregoing is only a summary of the applicable provisions of the Florida Business Corporation Act, and is qualified in its entirety by reference to the full text of such provisions, which is included in Appendix E.DIRECTORS' RECOMMENDATION

   The Board of Directors has unanimously approved the Reincorporation Proposal and the Reincorporation Merger which will effectuate the proposed reincorporation and unanimously recommends a vote for approval of the Reincorporation Proposal.

                                PROPOSAL THREE

           AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE NAME

     The Company's Board of Directors has determined that it would be in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to change the Company's name to "Synergie Holdings, Inc." The Board of Directors believes that the proposed name will enhance the Company's future marketing efforts and distinguish it from its competitors.

     In the event of stockholder approval of this proposal and PROPOSAL TWO, Reincorporation in Nevada, the name change will be effected as part of the reincorporation process.

RECOMMENDATION AND REQUIRED VOTE.

The affirmative vote of the holders of a majority of the outstanding Common Shares of the Company is required for approval of this proposal. The Board of Directors recommends a vote FOR the adoption of the proposed amendment to the Articles of Incorporation.

                                 PROPOSAL FOUR

                 INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     The Articles of Incorporation of the Company currently authorize the Company to issue up to fifty million (50,000,000) shares of Common Stock, no par value, and one million two hundred thousand (1,200,000) shares of Preferred Stock, no par value. After the Proposed Reincorporation, the Company proposes that the Articles of Incorporation of Synergie Holdings provide for two hundred fifty million (250,000,000) authorized shares of Common Stock, $.001 par value, and one million two hundred thousand (1,200,000) shares of Preferred Stock, $.001 par value.

CAPITALIZATION

     The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to two hundred fifty million (250,000,000) shares in order to provide a reserve of shares available for issuance to meet business needs as they arise. Like most companies, the Company has historically maintained a substantial reserve of authorized but unissued shares in order to avoid the time and expense of seeking shareholder approval each time it needs to make a new issuance of Common Stock in light of possible future activities which the Board of Directors deem to be in the best interests of the shareholders. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. Although the Company has no present obligation to issue additional shares of Common Stock (except pursuant to employee stock incentive plans), the Company continues to evaluate and conduct discussions with third parties with respect to potential acquisitions or investments. However, the probability that the Company will enter into any such transaction is presently uncertain.

     Approval of the increase in the number of authorized shares of Common Stock after the Proposed Reincorporation would not affect the rights, privileges, and preferences of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

     If the stockholders approve the increase in the number of authorized shares of Common Stock after the Proposed Reincorporation, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their ownership interest therein. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

VOTE REQUIRED

     Approval of the increase in the number of authorized shares of Common Stock of the Company after the Proposed Reincorporation in Nevada will require the affirmative vote of the majority of outstanding shares of the Company on the Record Date entitled to vote on the proposal. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of negative votes cast with respect to the proposal. While there is no definitive statutory or case law authority in Florida as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the increase in authorized shares, the Company believes that abstentions should be counted for purposes of determining both (x) the presence or absence of a quorum for the transaction of business and (y) the total number of votes cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. The Company further believes that broker non-votes should be counted for purposes of determining the presence or absence of a quorum, but should not be counted for purposes of determining the number of votes cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat broker non-votes in this manner.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AFTER THE PROPOSED REINCORPORATION IN Nevada. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSAL.

                                 PROPOSAL FIVE

                 APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT

GENERAL

     The Company currently holds agreements with its directors and officers that eliminate the liability of directors and officers to the fullest extent permissible under Florida law. In the event the Company's Proposed Reincorporation in Nevada (see PROPOSAL TWO -- REINCORPORATION IN Nevada) receives the requisite votes for shareholder approval and the merger described therein is effected, the Company proposes to enter into new indemnification agreements in substantially the form attached hereto as Exhibit D (the "Indemnification Agreements") to provide for the maximum indemnification allowed under applicable Nevada law and under Synergie Holdings's Articles of Incorporation. Although Florida and Nevada indemnification laws are similar, Nevada law provides a somewhat broader scope of protection for directors and officers. (See PROPOSAL TWO -- REINCORPORATION IN Nevada -- Significant Differences Between the Corporation Law of Florida and Nevada, for a fuller explanation of the material differences between Nevada and Florida law.)

     The Board of Directors believes that the Indemnification Agreements serve the best interest of the Company and its stockholders by strengthening the Company's ability to attract and retain over time the services of knowledgeable and experienced persons to serve as directors, officers and key employees who, through their efforts and expertise, can make a significant contribution to the success of the Company.

     The Indemnification Agreements are intended to complement the indemnity and other protection available under applicable law, Synergie Holdings's Articles of Incorporation and Bylaws, and to provide for indemnification of indemnitees to the fullest extent permitted by applicable law.

INDEMNIFICATION AGREEMENTS

     The Indemnification Agreements provide the indemnitees with the maximum indemnification allowed under applicable law. Since the Nevada statute is non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Nevada Law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Nevada Law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

     The Indemnification Agreements provide that Synergie Holdings shall indemnify an indemnitee who is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the indemnitee is or was a director, officer, key employee or agent of Synergie Holdings or any subsidiary of Synergie Holdings. Synergie Holdings shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on the indemnitee on account of receipt of such payouts) incurred by the indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by Synergie Holdings. The advances paid to the indemnitee by Synergie Holdings shall be delivered within twenty (20) days following a written request by the indemnitee. Any award of indemnification to an indemnitee, if not covered by insurance, would come directly from the assets of Synergie Holdings, thereby affecting a stockholder's investment.

     The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in Nevada Law, including the following:

     First, in the event an action is instituted by the indemnitee under the Indemnification Agreements to enforce or interpret any of the terms therein, indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by the indemnitee were not made in good faith or were frivolous. In the event of an action instituted by or in the name of Synergie Holdings under the Indemnification Agreements or to enforce or interpret any of the terms therein, the indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the indemnitee in the defense of such action, unless as a part of such action the court determines that each of the indemnitee's material defenses to such action were made in bad faith or were frivolous. Nevada Law does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification.

     Second, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreements. Nevada Law does not specifically address this issue. It does, however, provide that to the extent that an indemnitee has been successful on the merits, he or she shall be entitled to such indemnification.

     Third, in the event Synergie Holdings shall be obligated to pay the expenses of any proceeding against the indemnitee, Synergie Holdings shall be entitled to assume the defense of such proceeding, with counsel approved by the indemnified party, which approval shall not be unreasonably withheld, upon the delivery to the indemnitee of written notice of its election to do so.

Synergie Holdings shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against indemnitee without the consent of the indemnitee.

     Fourth, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the indemnitee may be entitled under Synergie Holdings's Articles of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, Nevada Law, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

     Finally, the Indemnification Agreements provide for certain exceptions to indemnification which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements or any other statute or law or otherwise as required under Section 145 of the Nevada General Corporation Law; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar or successor statute.

     The proposed Indemnification Agreements, together with the limitations on the directors' liability provided by Synergie Holdings's Articles of Incorporation and Bylaws, reduce significantly the number of instances in which directors might be held liable to Synergie Holdings for monetary damages for breach of their fiduciary duties. Therefore, the current directors of Synergie Holdings have a direct personal interest in the approval of the Indemnification Agreements.

     THE FOREGOING DISCUSSION OF THE INDEMNIFICATION AGREEMENTS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FORM OF INDEMNIFICATION AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT D, WHICH YOU ARE URGED TO READ AND CONSIDER CAREFULLY

     At present there is no pending litigation or proceeding involving an indemnitee where indemnification would be required or permitted under the Indemnification Agreements. The Company is not aware of any threatened litigation or proceeding which may result in a claim for indemnification under the Indemnification Agreements by an Indemnitee.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

     The Securities and Exchange Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933 (the "Act") is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an indemnitee of Synergie Holdings in the successful defense of any such act or proceeding) is asserted by such indemnitee in connection with securities which have been registered by Synergie Holdings, Synergie Holdings will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast and held by disinterested shareholders will be required under Florida law to approve the form of the Indemnification Agreement. Since each director and officer is an interested party with respect to the Indemnification Agreements, shares owned directly or indirectly by any director or officer may not be voted on this proposal, although they will be counted for purposes of determining whether a quorum is present. For this purpose, the "Votes Cast" are defined under Florida law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law authority in Florida as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the adoption of the Indemnification Agreements, the Company believes that abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of votes cast has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner.

            MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
              APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENTS.

                                 PROPOSAL SIX

                      ADOPTION OF 2000 STOCK OPTION PLAN

GENERAL

  The Company's 2000 Stock Option Plan (the "Plan") was adopted by the Board of Directors in March 2000, pending shareholder approval. The Plan will be in substantially the form attached hereto as Exhibit F. The Plan will allow the grant of qualified and non-qualified stock option grants as determined by a stock option committee created by the Board of Directors upon approval of the Plan. The Board of Directors has reserved 15% of the authorized common stock for issuance to the Plan. This means that if PROPOSAL FOUR to increase the authorized shares from 50,000,000 to 250,000,000 is approved, then the Company will set aside and reserve 37,500,000 shares. If the PROPOSAL SIX is not approved, then there will be 7,500,000 shares reserved.

PURPOSE

  The principal purpose of the Plan is to provide equity incentives to the Company's employees, consultants and members of the Board of Directors who are neither employees of nor consultants to the Company ("Outside Directors") by enabling them to participate in the Company's success and to encourage the participants' continued service to the Company. The Plan is intended to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long term growth and financial success of the Company. A summary of the Plan is set forth below.

ADMINISTRATION

  The Plan may be administered by the Board of Directors of the Company or by a committee, and is currently being administered by the Board of Directors (the "Administrator"). Grants of options under the Plan shall be made by the Board or a committee. No member of the Board or committee may vote on any option to be granted him or take part in any consideration of the Plan as it may apply to him. The interpretation and construction of any provision of the Plan is within the sole discretion of the Board or committee, whose determination is final and conclusive. Members of the Board or committee receive no additional compensation for their services in connection with the administration of the Plan. Copies of the Plan are available upon request at the Company's principal executive offices.

ELIGIBILITY

     The Plan provides that options may be granted to employees (including officers and directors who are also employees), consultants of the Company or any parent or majority-owned subsidiary and Outside Directors. Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares to be subject to each option and the time or times at which shares become exercisable under the option. In making such determination, the duties and responsibilities of the employee or consultant, the value of his or her services, his or her present and potential contribution to the success of the Company, the anticipated number of years of future service and other relevant factors are taken into account. Generally, such options become exercisable or "vest" quarterly, over three to five years. Each option may be exercised only to the extent it is vested. No options have been granted under the Plan.

TERMS OF OPTIONS

     The terms of options granted under the Plan are determined by the Administrator. Each option granted under the Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

          (a) Exercise of Option. Options under the Plan generally become exercisable. In quarterly increments over a period of three to five years. For example, if the vesting period was five years, the option would become exercisable as to one-twentieth (1/20) of the underlying shares after each quarter from the date of grant.

          An option granted under the Option Plan is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. Payment for shares issued upon exercise of an option may consist of cash, check, promissory note, other shares of the Company's Common Stock or any combination of such methods of payment, or such other consideration and method of payment as is permitted under the Florida General Corporation Law or Nevada, if the Reincorporation is approved.

          (b) Exercise Price. The per share exercise price of options granted under the Plan (other than those to Outside Directors) is determined by the Administrator and, in the case of incentive stock options, may not be less than one hundred percent (100%) of the fair market value on the date of grant. However, in the case of incentive stock options granted to an optionee who owns more than ten percent (10%) of the voting power or value of all classes of stock of the Company, the per share exercise price must not be less than one hundred ten percent (110%) of the fair market value on the date of grant. The exercise price of non-statutory stock options may be less than one hundred percent (100%), but shall be no less than eighty-five percent (85%), of the fair market value of the Company's Common Stock on the date of grant. If the Company's Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange (the "NYSE"), the fair market value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant of the Option, as reported in The Wall Street journal or such other source as the Administrator deems reliable.

          (c) Termination of Status as an Employee, Consultant or Outside Director. If the optionee's employment or consulting relationship with the Company or status as an Outside Director is terminated for any reason (other than death or disability), options may be exercised within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator) after such termination as to all or part of the shares as to which the optionee was entitled to exercise at the date of such termination.

          (d) Death or Disability of Optionee. Options may be exercised within no more than six (6) months following termination because of a permanent and total disability or by the employee's estate after his or her death.

          (e) Term and Termination of Options. Options granted under the Option Plan may have a term of no more than ten (10) years from the date of grant. No option may be exercised by any person after the expiration of its term. In the case of an incentive stock option granted to an optionee who, immediately before the grant of such option, owns more than ten percent (10%) of the voting power or value of all classes of stock of the Company, the term of such incentive stock option may not exceed five (5) years.

          (f) Non-Transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent or distribution, and is exercisable during the optionee's lifetime only by the optionee. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.

          (g) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Administrator.

CHANGES IN CAPITALIZATION

     In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization, which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment shall be made in the option price and number of shares subject to outstanding options. Appropriate adjustment will also be made in the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation of an option. Such adjustments shall be made by the Board of Directors, whose determination shall be final and conclusive, subject to any required action by the shareholders of the Company.

     In the event of the proposed dissolution or liquidation of the Company, options outstanding under the Plan will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, outstanding options shall be assumed or an equivalent option shall be substituted by such successor corporation (or a parent or subsidiary of such successor corporation), unless such successor corporation does not agree to assume the options or to substitute an equivalent option, in which case the optionee shall have the right to exercise all outstanding options as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an outstanding option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that his or her outstanding options shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option will terminate upon the expiration of such period.

AMENDMENT AND TERMINATION OF THE OPTION PLAN

     The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Section 422 of the Code or any other successor or applicable law or regulation, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation. Any amendment or termination of the Plan shall not affect options already granted and such options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Administrator, which agreement must be in writing and signed by the optionee and the Company.

     The Plan will continue to require shareholder approval of amendments in accordance with federal tax laws and regulations applicable to incentive stock option plans, to the extent the Company desires that the Plan continue to qualify for the grant of incentive stock options thereunder. The Code and the rules and regulations thereunder governing incentive stock option plans currently require shareholder approval for any increase in the number of shares issuable under a plan and for certain changes in the eligibility standards under a plan.

     In any event, the Plan shall terminate in 2010. Any options outstanding under the Option Plan at the time of termination shall remain outstanding until they expire by their terms.

TAX INFORMATION

     Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory options.

     Incentive Stock Options. If an option granted under the Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two (2) years after grant of the option and one (1) year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or ten percent (10%) shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized by the optionee on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

     Nonstatutory Options. All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or ten percent (10%) shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company, with respect to the grant and exercise of options under the Plan, does not purport to be complete and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

STOCK PRICE

     The closing price of a share of Common Stock on the OTCBB on March 31, 2000, was $1.562.

PLAN BENEFITS

  The Company cannot now determine the exact number of options to be granted in the future to the executive officers named under "EXECUTIVE OFFICER COMPENSATION -- Summary Compensation Table," all current executive officers as a group or all other employees (including current officers who are not executive officers) as a group.

REQUIRED VOTE

     The affirmative vote of a majority of the votes cast will be required under Florida law to approve the Company's Plan. (For a description of the method of determining the number of Votes Cast, please see the "Required Vote" paragraph relating to the proposed adoption of the Indemnification Agreement (PROPOSAL
FIVE) above).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2000 STOCK OPTION PLAN.

                                 PROPOSAL SEVEN
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Weinberg & Co. ("Weinberg"), independent public accountants, to audit the financial statements of the Company for fiscal 1999. Weinberg has audited the financial statements of Decurion Corporation, the company with which the Company merged in December 1999. Representatives of Weinberg are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Ratification, under Florida law, of the appointment of Weinberg requires the affirmative vote of a majority of the Votes Cast. (For a description of the method of determining the number of Votes Cast, please see the "Required Vote" paragraph relating to the proposed adoption of the Indemnification Agreement (PROPOSAL FIVE) above.)

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF WEINBERG AS INDEPENDENT ACCOUNTANTS.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

     Based solely on its review of the copies of such forms received by the Company, the Company believes that, during fiscal 1999, all directors and executive officers failed to timely file their Form 3 in December, upon becoming a reporting company, due to a misunderstanding regarding the timing and responsibility for such filings. All such filings have now been made and the Company believes all filing requirements applicable to its executive officers and directors have now been complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company entered into an Employment Agreement dated August 21, 1997 with principal stockholder Charles Kallmann. Under the agreement, Mr. Kallmann will serve as Chief Executive Office of the Company at an annual salary of $144,000, plus medical coverage, life insurance and the use of two company provided vehicles. However, the agreement was amended effective on June 14, 1999, to provide for an increase in Mr. Kallmann's salary to $216,000 annually. The agreement expires on August 21, 2002. The agreement automatically renews for succeeding three year terms unless notice of termination is received by either party prior to the expiration.

     The Company entered into a License Agreement dated August 21, 1997 ("Licensing Agreement") with Magna IV, Ltd., a Delaware corporation, which Magna IV subsequently assigned to the Company's principal stockholder Charles Kallmann ("Licensor"). The Licensing Agreement allows the Company to continue the development, manufacturing and marketing of personal hygiene products. The Licensing Agreement provides royalty payments to the Licensor equal to 3% of the gross sales of all Hydrogiene products with minimum royalty payments of $100,000 in year one, $250,000 in year two, and $300,000 for each subsequent year. The Licensing Agreement terminates on August 20, 2022, with an option by the Licensor to renew the Licensing Agreement for an additional 25 years at the increased royalty rate of four percent (4%).

     The Company has entered into an agreement with Euro-American Credit & Trade ("EAC") pursuant to which EAC will use its best efforts to assist the Company in raising equity capital of up to $10,000,000. EAC will be paid a fee of five percent of the money raised. The agreement lasts for a period of ninety days from the effective date of the Company's Form SB-2 Registration Statement, which is expected to be in early May, 2000. George J. Grosek controls EAC and is a director of the Company.

     On March 27, 2000, the Company borrowed $231,500 from VentureNet.com, which is due and payable in ten years, with interest at the prime interest rate plus two percent. Michael Brette is President of VentureNet.com and is a Director and Vice President of the Company.

     The Company has an agreement with Arden Roney, a Director of the Company, to provide consulting services in the area of marketing and related activities.

     The Company is finalizing an agreement with National Capital Companies, Inc., to acquire half of National Capital's ownership of National Brokers & Distributors, Inc. Consideration for the transaction is proposed to be restricted stock of the Company. Until the transaction is finalized, the Company has agreed to advance monies for certain expenses of National Brokers & Distributors. In consideration of those advances, the Company is entitled to share in the revenues generated by them. Joe Cerbone is the President of National Capital Companies, Inc., and is a director of the Company. John Aguero is the President of National Brokers & Distributors, Inc., and is the President and a Director of the Company.



     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2000 information relating to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Hydrogiene Common Stock subject to options held by that person that will be exercisable on or before May 15, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and each of the four other most highly compensated executive officers, information concerning compensation for services to the Company in all capacities.

                               Annual Compensation             Long Term Compensation
Name and                       -------------------    ----------------------------------------
Principal                                              Restricted              Securities
Position               Year     Salary       Bonus    Stock Awards         Underlying Options
--------               ----     --------     -----    ------------         ------------------
Charles Kallman        1999     $177,000      -0-     $  403,263               $3,000,000
CEO                    1998      144,000      -0-        430,000                      -0-
                       1997       54,600      -0-            -0-                      -0-

Wiebeke Kallmann       1999       40,625      -0-        367,859                      -0-
VP Communications      1998       75,000      -0-      1,638,094                      -0-
                       1997       25,000      -0-            -0-                      -0-

(1) Perquisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus, in accordance with regulations promulgated by the Securities and Exchange Commission (the "SEC"); therefore, the Other Annual Compensation has not been included in this table.

(2) The Company has not granted any stock appreciation rights and does not have any Long-Term Incentive Plans as that term is defined in regulations promulgated by the SEC.


STOCK OPTION GRANTS AND EXERCISES

     The following tables set forth, for the executive officers named in the Summary Compensation Table, the stock options granted under the Company's stock option plans and the options exercised by such executive officers during fiscal 1999.

STOCK OPTION GRANTS IN FISCAL 1999

                     Option/SAR Grants in Last Fiscal Year

                                                                                    Alternative
                                                                                  to (f) and (g)
                                                                                    Grant Date
                          Individual Grants                                           Value
---------------------------------------------------------------------------------------------------
(a)                   (b)                (c)              (d)             (e)            (f)
                   Number of          % of Total
                   Securities      Options Granted                                    Grant Date
                   Underlying      to Employees in      Exercise or     Expiration      Present
Name                Options          Fiscal Year        Base Price      Date             Value
---------------------------------------------------------------------------------------------------
  CEO              5,000,000                100%         $.15       10/31/02       $870,000 /(1)/


(1) The fair market value of the options was estimated on the grant date using the Black-Scholes, option pricing model with the following weighted average assumptions: expected dividend yield 0%, volatility 239%, risk-free interest rate of 5%, expected option life of 2 years.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND YEAR-END VALUES

No options were exercised during fiscal 1999 and the table has, therefore been omitted.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Company may recommend.

                         THE BOARD OF DIRECTORS


Dated: May 10, 2000

Exhibit A

                              AGREEMENT OF MERGER

  This Agreement of Merger is entered into between Synergie Holdings, Inc., a Nevada corporation (herein "Surviving Corporation") and The Hydrogiene Corporation, a Florida corporation (herein "Merging Corporation").

1.  Merging Corporation shall be merged into Surviving Corporation.

2. Each outstanding share of Merging Corporation shall be converted to one (1) share of common stock of Surviving Corporation.

3. The outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

4. Merging Corporation shall from time to time, as and when requested by Surviving Corporation execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this merger.

5. The effect of the merger and the effective date of the merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement.

                     SYNERGIE HOLDINGS, INC., a Nevada corporation


                     --------------------------------
                     Charles Kallmann, President


                     --------------------------------
                     Karl J. Rolls, Jr.,  Secretary


                     THE HYDROGIENE CORPORATION
                     a Florida corporation


                     --------------------------------
                     Charles Kallmann, President


                     --------------------------------
                     Karl J. Rolls, Jr.,  Secretary

Exhibit B

                           ARTICLES OF INCORPORATION
                                       OF
                            SYNERGIE HOLDINGS, INC.


KNOW ALL MEN BY THESE HERE PRESENTS:

  That I, the undersigned, have this day voluntarily agreed to form a corporation under and pursuant to the laws of the State of Nevada and do hereby certify that:

                                       I.

The name of the corporation is:                    SYNERGIE HOLDINGS, INC.

                                      II.

The Resident Agent of this corporation for the service of process, until changed according to law, shall be: Corporate Solutions of Las Vegas, 4970 S. Arville St., Suite 107, Las Vegas, NV 89118

                                      III.

This corporation may engage in any lawful activity or activities in Nevada and throughout the world.

                                      IV.

The total authorized capital stock of the corporation shall consist of Two Hundred Fifty Million (250,000,000) shares at One Thousandth of a Cent ($0.001) par value common stock. All of the voting power of the capital stock of this corporation shall reside in the Common Stock. No capital stock of this corporation shall be subject to assessment and no holder of any share or shares shall have preemptive rights to subscribe to any or all issues of shares of other securities of this corporation.

                                       V.

Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                      VI.

The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

                                      VII.

Advanced notice of stockholder nomination for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

                                     VIII.

The number of directors of the Corporation shall not be less than one nor more than fifteen. The members of the governing board of this corporation shall be styled directors, and they shall be seven in number until changed by the Board of Directors, but in no case shall the number of directors be smaller than one or the number of stockholders, whichever shall be the least. The names and addresses of the first directors of this corporation are as follows:

       John Aguero, 101 Convention Center Drive, #1001, Las Vegas, NV 89109 Norman Arikawa, 425 S. Palos Verdes Street, San Pedro, CA 90731 Michael Brette, 27349 Jefferson Avenue, Temecula, CA 92590
       Joseph Cerbone, 18952 MacArthur Blvd., #315, Irvine, CA 92612
       George J. Grosek, P.O. Box 10424, Newport Beach, CA 92658
       Charles Kallmann, 1870 Caminito Ronald, #139, San Diego, CA 92128 Arden E. Roney, Drawer 1997, Newport Beach, CA 92659-0997

The name and address of the Incorporator, which is one (1) in number, signing these Articles of Incorporation, is as follows:

  Susan Shuey, 4970 S. Arville St., Ste. 107, Las Vegas, NV 89118

                                      IX.

The Corporation may, to the fullest extent permitted by the provisions of
Section 78.751 of the Corporation Code of the Nevada Revised Statutes as the same may be amended and supplemented, indemnify all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall pay or otherwise advance all expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as such expenses are incurred and in advance of the final disposition of the action, suit or proceeding, provided that the indemnified officer or director undertakes to repay the amounts so advanced if a court of competent jurisdiction ultimately determines that such officer or director is not entitled to be indemnified by the Corporation. Nothing herein shall be construed to affect any rights to advancement of expenses to which personnel other than officers or directors of the Corporation may be entitled under any contract or otherwise by law.

                                       X.

  This corporation shall have perpetual existence.

IN WITNESS WHEREOF: the undersigned incorporator has executed these Articles of Incorporation of Synergie Holdings, Inc., on this _______ day of May, 2000.


                     --------------------------------
                     INCORPORATOR



Exhibit C

                                    By Laws
                                       of
                            SYNERGIE HOLDINGS, INC.
                              A Nevada Corporation

                                 ARTICLE I
                                 Stockholders

   Section 1. Annual Meeting. Annual meetings of the stockholders,
   -------------------------
commencing with the year 2000, shall be held on the ___th day of ___________ each year if not a legal holiday and, if a legal holiday, then on the next secular day following, or at such other time as may be set by the Board of Directors from time to time, at which the stockholders shall elect by vote a Board of Directors and transact such other business as may properly be brought before the meeting.

  Section 2. Special Meetings. Special meetings of the stockholders, for
  --------------------------
any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called by the the Board of Directors.

  Section 3. Place of Meetings. All annual meetings of the stockholders shall
  ----------------------------
be held at the registered office of the corporation or at such other place within or without the State of Nevada as the directors shall determine. Special meetings of the stockholders may be held at such time and place within or without the State of Nevada as shall be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

  Section 4.  Advanced Notice of Stockholder Nominees and Stockholder Business.
  ----------------------------------------------------------------------------
To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder such a stockholder must have given timely notice and in proper form of his intent to bring such business before such board. To be timely, such stockholder's notice must be delivered to or mailed and received by the Secretary of the corporation not less than one-hundred fifty (150) days prior to the meeting; provided, however, that in the event that less than one-hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth:

  (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

  (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

  (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

  (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board of Directors; and

  (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

  Section 5. Quorum; Adjourned Meetings. The holders of a majority of the stock
  -------------------------------------
issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Articles of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.
At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

   Section 6. Voting. Each stockholder of record of the corporation holding
   -----------------
stock which is entitled to vote at this meeting shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting shall be by ballot.

     When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient to elect directors or to decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the Articles of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

  Section 7. Proxies. At any meeting of the stockholders any stockholder may be
  ------------------
represented and vote by a proxy or proxies appointed by an instrument in writing. In the event that any such instrument in writing shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide. No proxy or power of attorney to vote shall be used to vote at a meeting of the stockholders unless it shall have been filed with the secretary of the meeting.

  All questions regarding the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by the inspectors of election who shall be appointed by the Board of Directors, or if not so appointed, then by the presiding officer of the meeting.

  Section 8. Action Without Meeting.   The stockholders of the corporation may
  ---------------------------------
not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

                                  ARTICLE II
                                   Directors

   Section 1. Management of Corporation. The business of the corporation shall
   ------------------------------------
be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By Laws directed or required to be exercised or done by the stockholders.

  Section 2. Number, Tenure, and Qualifications.  The number of directors which
  ---------------------------------------------
shall constitute the whole board shall not be less than one nor more than fifteen. The number of directors may from time to time be increased or decreased to not less than one nor more than fifteen by the Board of Directors. Until such time as the Board of Directors determines otherwise, the number of directors shall be seven. The directors shall be elected at the annual meeting of the stockholders and except as provided in Section 3 of this Article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders.

  Section 3. Vacancies. Vacancies in the Board of Directors including those
  --------------------
caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the stockholders. The holders of two-thirds of the outstanding shares of stock entitled to vote may at any time peremptorily terminate the term of office of all or any of the directors by vote at a meeting called for such purpose or by a written statement filed with the secretary or, in his absence, with any other officer. Such removal shall be effective immediately, even if successors are not elected simultaneously. A vacancy or vacancies in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any directors, or if the authorized number of directors be increased, or if the stockholders fail at any annual or special meeting of stockholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

  If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the stockholders shall have power to elect a successor to take office when the resignation is to become effective.

  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

  Section 4 Annual and Regular Meetings.   Regular meetings of the Board of
  -------------------------------------
Directors shall be held at any place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. In the absence of such designation regular meetings shall be held at the registered office of the corporation. Special meetings of the Board may be held either at a place so designated or at the registered office.

  Regular meetings of the Board of Directors may be held without call or notice at such time and at such place as shall from time to time be fixed and determined by the Board of Directors.

  Section 5. First Meeting. The first meeting of each newly elected Board of
  ------------------------
Directors shall be held immediately following the adjournment of the meeting of stockholders and at the place thereof. No notice of such meeting shall be necessary to the directors in order legally to constitute the meeting, provided a quorum is present. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors.

  Section 6. Special Meetings. Special meetings of the Board of Directors may
  ---------------------------
be called by the Chairman or the President or by any Vice-President or by any two directors.

  Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records or if such address is not readily ascertainable, at the place in which the meetings of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company at least three (3) days prior to the time of the holding of the meeting. If case such notice is hand delivered as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

  Section 7.  Business of Meetings. The transactions of any meeting of the Board
  --------------------------------
of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

  Section 8. Quorum; Adjourned Meetings. A majority of the authorized number of
  -------------------------------------
directors shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duty held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number be required by law or by the Articles of Incorporation. Any action of a majority, although not at a regularly called meeting, and the record thereof, if assented to in writing by all of the other members of the Board shall be as valid and effective in all respects as if passed by the Board in regular meeting.

  A quorum of the directors may adjourn any directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the Board.

  Notice of the time and place of holding an adjourned meeting need not be given to the absent directors if the time and place be fixed at the meeting adjourned.

  Section 9. Committees. The Board of Directors may, by resolution adopted by a
  ---------------------
majority of the whole Board, designate one or more committees of the Board of Directors, each committee to consist of at least one or more of the directors of the corporation which, to the extent provided in the resolution, shall have and may exercise the power of the Board of Directors in the management of the business and affairs of the corporation and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by the Board of Directors. The members of any such committee present at any meeting and not disqualified from voting may, whether or not they constitute a quorum, unanimously appoint another member of the Board of

Directors to act at the meeting in the place of any absent or disqualified member. At meetings of such committees, a majority of the members or alternate members shall constitute a quorum for the transaction of business, and the act of a majority of the members or alternate members at any meeting at which there is a quorum shall be the act of the committee.

  The committees shall keep regular minutes of their proceedings and report the same to the Board of Directors.

  Section 10. Action Without Meeting. Any action required or permitted to be
  ----------------------------------
taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

  Section 11. Special Compensation. The directors may be paid their expenses of
  --------------------------------
attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like reimbursement and compensation for attending committee meetings.

                                  ARTICLE III
                                    Notices

  Section 1. Notice of Meetings. Notices of meetings shall be in writing and
  -----------------------------
signed by the President or a Vice-President or the Secretary or an Assistant Secretary or by such other person or persons as the directors shall designate.

  Such notice shall state the purpose or purposes for which the meeting is called and the time and the place, which may be within or without this State, where it is to be held. A copy of such notice shall be either delivered personally to or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting. If mailed, it shall be directed to a stockholder at his address as it appears upon the records of the corporation and upon such mailing of any such notice, the service thereof shall be complete and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder. Personal delivery of any such notice to any officer of a corporation or association, or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. In the event of the transfer of stock after delivery of such notice of and prior to the holding of the meeting it shall not be necessary to deliver or mail notice of the meeting to the transferee.

  Section 2. Effect of Irregularly Called Meetings.  Whenever all parties
  ------------------------------------------------
entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

  Section 3. Waiver of Notice. Whenever any notice whatever is required to be
  ---------------------------
given under the provisions of the statutes, of the Articles of Incorporation or of these By Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE IV
                                    Officers

    Section 1.  Election. The officers of the corporation shall be chosen by the
    --------------------
Board of Directors and shall be a President, a Secretary and a Treasurer, none of whom need be directors. Any person may hold two or more offices. The Board of Directors may appoint a Chairman of the Board, Vice-Chairman of the Board, one or more vice presidents, assistant treasurers and assistant secretaries.

  Section 2. Chairman of the Board. The Chairman of the Board shall preside at
  --------------------------------
meetings of the stockholders and the Board of Directors, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

  Section 3.  Vice Chairman of the Board.  The Vice-Chairman shall, the absence
  --------------------------------------
or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform other duties as the Board of Directors may from time to time prescribe.

  Section 4. President. The President shall be the chief executive officer of
  --------------------
the corporation and shall have active management of the business of the corporation. He shall execute on behalf of the corporation all instruments requiring such execution except to the extent the signing and execution thereof shall be expressly designated by the Board of Directors to some other officer or agent of the corporation.

  Section 5. Vice-President. The Vice-President shall act under the direction
  -------------------------
of the President and in the absence or disability of the President shall perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe. The Board of Directors may designate one or more Executive Vice-Presidents or may otherwise specify the order of seniority of the

Vice-Presidents. The duties and powers of the President shall descend to the Vice-Presidents in such specified order of seniority.

    Section 6. Secretary. The Secretary shall act under the direction of the
    --------------------
President. Subject to the direction of the President he shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings. He shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the President or the Board of Directors.

    Section 7. Assistant Secretaries. The Assistant Secretaries shall act under
    --------------------------------
the direction of the President. In order of their seniority, unless otherwise determined by the President or the Board of Directors, they shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

    Section 8. Treasurer. The Treasurer shall act under the direction of the
    --------------------
President. Subject to the direction of the President he shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the President or the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation.

    If required by the Board of Directors he shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

    Section 9. Assistant Treasurers. The Assistant Treasurers in the order of
    -------------------------------
their seniority, unless otherwise determined by the President or the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shalt perform such other duties and have such other powers as the President or the Board of Directors may from time to time prescribe.

    Section 10. Compensation. The salaries and compensation of all officers of
    ------------------------
the corporation shall be fixed by the Board of Directors.

    Section 11. Removal Resignation. The officers of the corporation shall hold
    -------------------------------
office at the pleasure of the Board of Directors. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors.

                                   ARTICLE V
                                 Capital Stock

  Section 1. Certificates. Every stockholder shall be entitled to have a
  -----------------------
certificate signed by the President or a Vice-President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, shall be set forth in full or summarized on the face or back of the certificate, which the corporation shall issue to represent such stock.

  If a certificate is signed (1) by a transfer agent other than the corporation or its employees or (2) by a registrar other than the corporation or its employees, the signatures of the officers of the corporation may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall cease to be such officer before such certificate is issued, such certificate may be issued with the same effect as though the person had not ceased to be such officer. The seal of the corporation, or a facsimile thereof, may, but need not be, affixed to certificates of stock.

   Section 2. Surrendered; Lost or Destroyed Certificates. The Board of
   ------------------------------------------------------
Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost or destroyed.

   Section 3. Replacement Certificates. Upon surrender to the corporation or
   -----------------------------------
the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation, if it is satisfied that all provisions of the laws and regulations applicable to the corporation regarding transfer and ownership of shares have been complied with, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

   Section 4. Record Date. The Board of Directors may fix in advance a date not
   ----------------------
exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any distribution, or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purpose, as a record date for the determination of the stockholders entitled to notice of and to vote at any such meeting, and any adjournment thereto or entitled to receive payment of any such distribution, or to give such consent, and in such case, such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to notice of and to vote at such meeting, or any adjournment thereof, or to receive payment of such distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

    Section 5. Registered Owner. The corporation shall be entitled to recognize
    ---------------------------
the person registered on its books as the owner of shares to be the exclusive owner for all purposes including voting and distribution, and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

                                   ARTICLE VI
                               General Provisions

    Section 1.  Registered Office. The registered office of this corporation
    -----------------------------
shall be in the County of Clark, State of Nevada. The corporation may also have offices at such other places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the corporation may require.

    Section 2. Distributions.  Distributions upon the capital stock of the
    ------------------------
corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Distributions maybe paid in cash, in property or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

    Section 3. Reserves. Before payment of any distribution, there may be set
    -------------------
aside out of any funds of the corporation available for distributions such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies or for equalizing distributions or for repairing or maintaining any property of the corporation or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

    Section 4.  Checks; Notes. All checks or demands for money and notes of the
    -------------------------
corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

    Section 5. Fiscal Year. The fiscal year of the corporation shall be fixed by
    ----------------------
resolution of the Board of Directors.

    Section 6. Corporate Seal. The corporation may or may not have a corporate
    -------------------------
seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it shall have inscribed thereon the name of the corporation and the words "Corporate Seal" and

"Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

                                  ARTICLE VII
                                Indemnification

  Section 1. Indemnification of Officers and Directors, Employees and Other
  -------------------------------------------------------------------------
Persons.  The corporation may indemnify any person who was or is a party or is
-------
threatened to be made a party to any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonable incurred by such person in connection with the action, suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, does not of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

  The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in the corporation's favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction determining, after exhaustion of all appeals therefrom, to be liable to the corporation or for amount paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

  To the extent that a director, officer, employee or agent of a corporation had been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in the paragraphs stated above in this Article VII, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys fees, actually and reasonably incurred by such person in connection with the defense.

  The procedure for authorizing the indemnifications listed above of this
Article VII, and the limitations on such indemnification and advancement of expenses, shall be that set forth in Section 78.751 of the Nevada Revised Statutes, and shall be amended from time to time as such statute is amended.

  Section 2. Insurance.  The Board of Directors may cause the corporation to
  --------------------
purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

  Section 3. Further By Laws. The Board of Directors may from time to time adopt
  --------------------------
further By Laws with respect to indemnification and may amend these and such By Laws to provide at all times the fullest indemnification permitted by the General Corporation Law of the State of Nevada.

                                  ARTICLE VIII
                                   Amendments

  Section 1. Amendments by Stockholders. The By Laws may be amended by a
  -------------------------------------
majority vote of all the stock issued and outstanding and entitled to vote for the election of directors of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

  Section 2. Amendments by Board of Directors. The Board of Directors by a
  -------------------------------------------
majority vote of the whole Board at any meeting may amend these By Laws, including By Laws adopted, by the stockholders, but the stockholders may from time to time specify particular provisions of the By Laws which shall not be amended by the Board of Directors.

  APPROVED AND ADOPTED the ___ day of _______________, 2000.


                     ---------------------------------------------
                     Karl J. Rolls, Jr., Secretary


          I hereby certify that I am the Secretary of SYNERGIE HOLDINGS, INC., and that the foregoing By Laws, consisting of 12 pages, constitute the code of By Laws of SYNERGIE HOLDINGS, INC., as duly adopted at a regular meeting of the Board of Directors of the corporation held ______________, 2000.

  IN WITNESS WHEREOF, I have hereunto subscribed my name this _____ day of ___________, 2000.

                     ---------------------------------------------
                     Karl J. Rolls, Jr., Secretary



Exhibit D

                           INDEMNIFICATION AGREEMENT

  This Indemnification Agreement ("Agreement") is made as of this ____ day of ______ 2000, by and between Synergie Holdings, Inc., a Nevada corporation (the "Company") and __________ ("Indemnitee").

                                   RECITALS:

  A. Indemnitee is currently serving as director, officer, employee and agent of the Company and the parties wish Indemnitee to continue in such capacity.

  B. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors, officers, employees and other agents of the Company and to indemnify some of its directors, officers, employees and other agents so as to provide them with the maximum protection permitted by law.

  C. The Indemnitee may not be willing to continue to serve the Company in the absence of increased indemnification coverage.

                                   AGREEMENT:

  In consideration for his continued service, the Company and Indemnitee hereby agree as follows:

3.  Indemnification.
    ---------------

  (a) Third Party Proceedings.  The Company shall indemnify Indemnitee if
      -----------------------
Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or other agent of the Company, or any subsidiary of the Company or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

  (b) Proceedings By or in the Right of the Company.  The Company shall
      ---------------------------------------------
indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any subsidiary of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or any subsidiary of the Company, or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by law, against expenses (including attorneys' fees) and amounts paid in settlement or otherwise disposing of a pending action, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense, settlement or disposition of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duty to the Company and its shareholders unless and only to the extent that the Court in which such action or suit is or was pending shall determine upon application that, in view of all the circumstance of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the Court shall determine.

  (c) Mandatory Payment of Expenses.  To the extent that Indemnitee has been
      -----------------------------
successful on the merits in defense of any action, suit or proceeding referred to in Subsections(a) and (b) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

4.   Expenses:  Indemnification Procedure.
     ------------------------------------

  (a) Advancement of Expenses.  The Company shall advance all expenses incurred
      -----------------------
by Indemnitee in connection with the investigation, defense, settlement, or appeal of any civil or criminal action, suit or proceeding referenced in Section 1(a) or (b) hereof (but not amounts actually paid in settlement of any such action, suit or proceeding), provided Indemnitee undertakes to repay such amounts advanced if it shall be determined ultimately that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within thirty (30) days following delivery of a written request and undertaking therefor by Indemnitee to the Company.

  (b) Notice/Cooperation by Indemnitee.  Indemnitee shall, as a condition
      --------------------------------
precedent to his right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

  (c) Procedure.  The obligation for any indemnification and advances with
      ---------
respect to a particular claim, incident or action provided for in Section 1 and this Section 2 shall be acknowledged by the Company no later than forty-five
(45) days after receipt of the written request of Indemnitee. Thereafter, each claim for advance reimbursement by Indemnitee shall be made in writing and shall be paid by the Company within thirty (30) days of receipt of each such claim.
If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request of payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition), that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 2(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists; provided, however, that such advance shall be paid into an independent escrow or similar account pending the court's decision, if it is determined by a majority vote of a quorum of disinterested directors (or by independent legal counsel, if such a quorum is not obtainable) that the Agent acted in bad faith or deliberately breached his or her duty to the Company and its shareholders and, as a result, it is more likely than not that such Agent will not be entitled to indemnification under the terms of the Indemnity Agreement. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

  (d)  Notice to Insurers.  If, at the time of the receipt of a notice of a
       ------------------
claim pursuant to Section 2(b) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies; provided, however, the Company shall not be relieved of its responsibility to make advances hereunder pending reimbursement by any such insurance company.

  (e) Selection of Counsel.  In the event the Company shall be obligated under
      --------------------
Section 2(a) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

5.  Additional Indemnification Rights, Nonexclusivity.
    -------------------------------------------------

  (a) Scope.  Notwithstanding any other provision of this Agreement, the Company
      -----
hereby does agree to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change in any applicable law, statute or rule which narrows the right of a Nevada corporation to indemnify an Indemnitee, such changes to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

  (b) Nonexclusivity.  The indemnification provided by this Agreement shall not
      --------------
be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the Corporation Law of the State of Nevada, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

6.  Partial Indemnification.  If Indemnitee is entitled under any provision of
    -----------------------
this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion of such expenses, judgments, fines, or penalties to which Indemnitee is entitled.

7.  Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge that in
    ---------------------
certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise and Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify Indemnitee.

8.  Officer and Director Liability Insurance.  The Company shall, from time to
    ----------------------------------------
time, make good faith determination whether or not it is practicable for the Company to maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Company.

9.  Severability.  Nothing in this Agreement is intended to require or shall be
    ------------
construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

10.    Exceptions.  Any other provision herein to the contrary notwithstanding,
       ----------
the Company shall not be obligated pursuant to the terms of this Agreement:

  (a) to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 78:751 of the Nevada General

Corporations laws, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

  (b) to indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

  (c) to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including but not limited to judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

  (d) to indemnify Indemnitee for expenses for which Indemnitee is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms of which have expired prior to the effective date of this Agreement; or

  (e) to indemnify Indemnitee for expenses of which Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement; or

  (f) to indemnify Indemnitee for expenses based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which he was not legally entitled; or

  (g) to indemnify Indemnitee for expenses brought about or contributed to by the dishonesty of Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, Indemnitee shall be protected under this Agreement to the fullest extent permitted under law as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated; or

  (h) to indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

11.  Construction of Certain Phrases.
     -------------------------------

  (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

  (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans, references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan, and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries, and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participant and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interest of the Company" as referred to in this Agreement.

12.  Counterparts.  This Agreement may be executed in one or more counterparts
     ------------
each of which shall constitute an original.

13.  Successors and Assigns.  This Agreement shall be binding upon the Company
     ----------------------
and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

14.  Attorneys' Fees.  In the event any action is instituted by Indemnitee
     ---------------
under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

15.  Notice.  All notices, requests, demands and other communications under this
     ------
Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or
(ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

16.  Consent to Jurisdiction.  The Company and Indemnitee each hereby
     -----------------------
irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

17.  Choice of Law.  This Agreement shall be governed by and its provisions
     -------------
construed in accordance with the laws of the State of Nevada as applied to contracts between Nevada residents entered into and to be performed entirely within Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Synergie Holdings, Inc.               AGREED TO AND ACCEPTED:
A Nevada corporation
                                      INDEMNITEE:

By:                                   By:
   -----------------------               -----------------------
Title:


Exhibit E
Sections 607.1301, 607, 1302 and 607.1320 of the Florida Business Corporation
Act

607.1301 Dissenters' rights; definitions.

The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302 Right of shareholders to dissent.

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:
1. If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s.607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

(6) Any and all actions which may have been taken pursuant to the provisions of
s. 607.0732(2)(a), Florida Statutes, as it existed on May 15, 1993, subsequent to said date and prior to the effective date of this act are hereby ratified and confirmed, and shall be regarded as having the same status and authority as if this act had been in effect.

607-1320 Procedure for exercise of dissenters' rights(1) (a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall: 1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

  2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment. (b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.(2) Within 10 days after the shareholders' authorization date the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of thefiling of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if: (a) Such demand is withdrawn as provided in this section;

  (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action; (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in, no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.(7) If the corporation fails to make such offer within the period specified therefor in subsection (6) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make, such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

Exhibit F

                           THE HYDROGIENE CORPORATION

                             2000 STOCK OPTION PLAN

1.  The Plan
    --------

  The Hydrogiene Corporation, a Florida corporation (hereinafter called the "Company"), may grant, in the manner and upon the terms and conditions set forth in this document (the "Plan"), Incentive Stock Options or Nonstatutory Stock Options to purchase shares of the Common Stock of the Company to eligible employees, directors and consultants of the Company, as determined in accordance with Section 4 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to this Plan, and a separate certificate will be issued for shares purchased on exercise of each type of option.

2.  Administration of the Plan
    --------------------------

  The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a Stock Option Committee ("Committee"), pursuant to this Section. The Board shall have the exclusive right to interpret the provisions of the Plan, such interpretations to be binding and conclusive upon all persons. The Board may promulgate, amend and rescind rules and regulations for the administration of the Plan. The Board shall also have the exclusive right to determine which of the eligible employees, directors or consultants are to be granted Options and the number of shares of stock to be allocated to each.

  The Board, in its discretion, may delegate administration of the Plan to a Committee composed of not fewer than two (2) members, of which not fewer than one (1) shall be a non-employee Director. If administration is delegated to a Committee, the Committee shall have the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the plan.

3.  Stock Subject to Plan
    ---------------------

  The shares of stock with respect to which stock options may be granted under the Plan shall be shares of the Company's Common Stock, and may consist in whole or in part of shares of authorized but unissued Common Stock or shares of authorized and issued Common Stock reacquired and held by the Company in its treasury. The Board may from time to time set aside an aggregate of not more than 7,500,000/37,500,000 [15% of the authorized shares of the Company upon approval of the shareholders] of such shares which shall be the maximum number of shares which may be issued upon the exercise of stock options granted under the Plan, such number to be appropriately adjusted in the event of any capital adjustment referred to in Section 13 below. In the event any outstanding stock Option under the Plan expires or for any reason is surrendered or terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to stock Options under the Plan.

4.  To Whom Option May be Granted
    -----------------------------

  Incentive Stock Options may be granted to, and only to, any regular employees of the Company. Nonstatutory Stock Options may be granted to any regular employees of the Company, Directors, or Consultants. No Option shall be granted to any person who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any of its Affiliates (hereinafter a "10-percent shareholder"), unless such Option provides that the Option price is at least 110 percent of the fair market value of the stock subject to the option at the time of grant and further provides that such Option is not exercisable after the expiration of five (5) years from the date such Option is granted.

5.  Limitation on Grant of Options
    ------------------------------

  To the extent the aggregate fair market value (determined as of the time of grant) of the stock with respect to which Incentive Stock options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceed $100,000, the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

6.  Circumstances Under Which Options May Be Granted
    ------------------------------------------------

  Options may be granted at any time and from time to time on or after the date on which this Plan is adopted by the Board of Directors of the Company and before the close of business on April __, 2010. Each Option so granted shall be evidenced by a written Stock Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Board, from time to time, shall approve. No Option shall be granted unless, at the time such Option is granted, the Company shall have available at least the number of shares of stock covered by such option and by all other Options then outstanding under this Plan.

7.  Option Price
    ------------

  The exercise price for each Incentive Stock Option granted under the Plan shall be not less than one hundred percent (100%) of the fair market value at the date of grant. The exercise price for each Nonstatutory Stock Option granted under the Plan shall be not less than eighty-five percent (85%) of the fair market value at the date of grant. For purposes of determining fair market value, the price per share of Common Stock shall be determined as follows:

  (a) If the Common Stock is listed on any established stock exchange or national market system, the fair market value shall be the closing sales price for such stock as quoted on such system or exchange on the last market trading day prior to the date of determination.

  (b) In the absence of an established market for the Common Stock, the fair market value shall be determined in good faith by the Board, not less often than annually.

8.  Non-Transferability of Option
    -----------------------------

  An Incentive Stock Option granted under the Plan shall provide that it is not transferable by the person to whom it is granted, other than by will or the laws of descent and distribution, and shall be exercisable, during the lifetime of such Optionee, only by the Option holder. A Nonstatutory Stock Option granted under the Plan may provide that it is transferable by the person to whom it is granted, so long as the option has a readily ascertainable market value as determined by an accepted valuation model.

9.  Term of Option
    --------------

  Any person (other than a 10-percent shareholder) to whom an Option has been granted may exercise the same, subject to the provisions of Section 12 hereof, for the full amount, or for any portion or part thereof, during such time as the Board may determine in granting such option, provided exercise occurs before the expiration of ten (10) years from the date the option was granted or before the expiration of such shorter term as may be determined by the Board at the time of grant.

  A ten-percent shareholder to whom an option has been granted may exercise the same, subject to the provisions of Section 12 hereof, for the full amount, or any portion or part thereof, during such time as the Board may determine in granting such Option, provided such exercise occurs before the expiration of five (5) years from the date the option was granted or before the expiration of such shorter term as may be determined by the Board at the time of grant.

10.    Vesting
       -------

  The vesting provisions of individual options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. Notwithstanding anything to the contrary contained in the Plan or in any Option Agreement issued pursuant hereto, all Options granted under the Plan shall be deemed immediately exercisable and fully vested upon the consummation of any merger or consolidation in which the Company is acquired or disappears, or the transfer of all or substantially all of the assets of the Company.

11.    Exercise of Option
       ------------------

  Each exercise of an Option or portion or part thereof shall be evidenced by a notice in writing to the Company, in a form satisfactory to the Board, specifying the number of shares with respect to which the option is being exercised. At the time of giving such notice, such person shall pay, or cause to be paid, to the Company the purchase price of such shares. As soon as practicable thereafter, the Company shall cause a certificate or certificates for such shares to be registered in the name of such person, in such denominations as such person may direct, and shall deliver said certificate or certificates to or upon the order of such person. The Company shall file such information returns with respect to the transfer of such shares as are required by Section 6039 of the Code.

  The Company may require an optionee, or any person to whom an Option has been transferred, as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters, and that the Optionee is capable of evaluating the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The Company may place legends on stock certificates issued under the Plan as the Company deems necessary and appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

12.    Termination of Employment or Relationships as a Director or Consultant
       ----------------------------------------------------------------------

  In the event an optionee's continuous status as an Employee, Director, or Consultant terminates, other than by Optionee's death or disability, the optionee may exercise their vested portion of the Option as of the date of termination, but only within such period of time ending on the earlier of (a) the date three (3) months after termination, or such longer or shorter period specified in the Option Agreement (which in no event will be less than thirty
(30) days), or (b) the expiration of the term of the Option as set forth in the Option Agreement.

13. Disability of Optionee
    ----------------------

  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise their vested portion of the Option as of the date of termination, but only within such period of time ending on the earlier of (a) the date twelve
(12) months after termination, or such longer or shorter period specified in the Option Agreement (which in no event will be less than six (6) months), or (b) the expiration of the term of the Option as set forth in the Option Agreement.

14. Death of Optionee
    -----------------

  In the event the person to whom an Option is granted pursuant to the Plan shall die owning but without having fully exercised such option, the estate or any person who acquires the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee may, subject to the provisions of Section 13 hereof, exercise such option, or a portion thereof, within one (1) year after the date of such death (or after such shorter period as may be provided in the option), but only if the person so exercising the Option shall have furnished the Company with evidence satisfactory to the Company of such person's right to exercise the Option and of payment or provision for the payment of any estate, transfer, inheritance or death taxes payable with respect to such option or the shares to which it relates. Any such exercise shall be effected in the manner described in Section 11 hereof.

15. Right of Repurchase
    -------------------

  The Option may include a provision whereby the Company can elect to repurchase all or any part of the vested shares exercised pursuant to the Option; provided, however, that (a) such repurchase right shall be exercisable only within (I) the time period allowed after the termination of the Employee, Director or Consultant but before expiration, or (ii) such longer period as may be agreed to by the Company and the Optionee, and (b) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares at a repurchase price equal to the greater of (I) the stock's fair market value at the time of termination, calculated in accordance with Section 7 hereof, or (ii) the original purchase price paid for such shares by the Optionee.

16.  Adjustment of Number or Kinds of Shares
     ---------------------------------------

  If the Company shall effect one or more stock splits, stock dividends, subdivisions, combinations, exchanges of shares or similar capital adjustments, the Board of Directors shall appropriately adjust the aggregate number and kind of shares with respect to which Options may be granted under this Plan. Every Option granted under this Plan shall provide that, in the event of any such capital adjustments, the number and kind of the shares with respect to which it may be exercised, and the Option price, shall be appropriately adjusted.

17.  Amendment
     ---------

  The Plan may be amended from time to time by the Board of Directors of the Company. However, no amendment which would alter the Plan in any of the following respects shall be effective unless the same shall be approved, within twelve (12) months before or after the Board of Directors adopts such amendment, by the stockholders of the Company entitled to vote thereon at a meeting duly called and held for that purpose and among other things: (a) increase the maximum number of shares as to which granted, except as provided in Section 16 hereof; or (b) change the employees or classes of employees eligible to receive such options, to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

  The Board may from time to time amend the terms of any one or more options, provided, however, that the rights and obligations under any Option shall not be impaired by such amendment unless the Company requests and receives the written consent of the person to whom the Option was granted.

18.    Termination
       -----------

  The Plan shall terminate upon the first of the following dates or events to occur:

  (a) the close of business on the day twelve (12) months after the date on which the Plan was adopted by the Board of Directors, unless prior thereto the Plan has been approved by the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote thereon at a meeting duly called and held for that purpose;

  (b) by vote of the Board of Directors, so long as the rights and obligations under any Option granted while the Plan is in effect are not impaired without the written consent of the person to whom the Option was granted;

  (c) within ten (10) years from the earlier of the date the Plan is adopted by the Board or approved by the holders of a majority of the outstanding shares of Common Stock of the Company.

Adopted by the Board of Directors of the Company on March 29, 2000.

Adopted by the Shareholders of the Company on ___________________________.

                     ________________________________________
                     Charles W. Kallmann, Chief Executive Officer

                            HYDROGIENE CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Karl J.Rolls, Jr. with full power of substitution, to represent the undersigned and to vote all of the shares of stock in The Hydrogiene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at The Monte Carlo Hotel, 3770 Las Vegas Boulevard South, Las Vegas, Nevada 89109 on Monday, May 22, 2000 at 1:00 a.m. local time, and at any adjournment thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company dated May __, 2000 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's Annual Report for the year ended December 31, 1999.

     THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1 THROUGH 7.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.  ELECTION OF DIRECTORS.

Nominees:

                                                 FOR       WITHHELD

Charles H. Kallmann                              / /         / /

Michael Brette                                   / /         / /

John Aguero                                      / /         / /

Arden E. Roney                                   / /         / /

George J. Grosek                                 / /         / /

Norman Arikawa                                   / /         / /

Joseph Cerbone                                   / /         / /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING      / /

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW      / /



2. PROPOSAL TO APPROVE A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM Florida TO Nevada, AND THEREBY TO EFFECT THE FOLLOWING CHANGES TO THE COMPANY:
THE ELIMINATION OF THE RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING AND TO ACT BY WRITTEN CONSENT, THE ADDITION OF ADVANCE NOTICE REQUIREMENTS FOR DIRECTOR NOMINEES AND BUSINESS ITEMS PROPOSED BY SHAREHOLDERS, AND THE ELIMINATION OF THE RIGHT TO REMOVE DIRECTORS WITHOUT CAUSE.

                       FOR       AGAINST         ABSTAIN

                       / /         / /             / /

3. PROPOSAL TO CHANGE THE NAME OF THE COMPANY FROM "THE HYDROGIENE CORPORATION" TO "SYNERGIE HOLDINGS."

4. PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY TO 250,000,000.

5. PROPOSAL TO APPROVE THE FORM OF INDEMNIFICATION AGREEMENT BETWEEN THE COMPANY AND ITS DIRECTORS AND OFFICERS (TO BE IMPLEMENTED IF APPROVED AND IF PROPOSAL TWO ABOVE IS APPROVED AND AFTER THE PROPOSED REINCORPORATION IN Nevada).

                       FOR       AGAINST         ABSTAIN

                       / /         / /             / /

6. PROPOSAL TO APPROVE AND ADOPT THE COMPANY'S 2000 STOCK OPTION PLAN AND RESERVING 15% OF THE AUTHORIZED SHARES OF THE COMPANY FOR ISSUANCE THEREUNDER.

                       FOR       AGAINST         ABSTAIN

                       / /         / /             / /

7. PROPOSAL TO RATIFY THE APPOINTMENT OF WEINBERG & COMPANY AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                       FOR       AGAINST         ABSTAIN

                       / /         / /             / /

AND IN THEIR DISCRETION, UPON SUCH OTHER MATTER, OR MATTERS, WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM Florida TO Nevada, FOR THE CHANGE FO THE COMPANY'S NAME TO SYNERGIE HOLDINGS, FOR AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY, FOR THE APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT TO BE ENTERED INTO BETWEEN THE COMPANY AND ITS DIRECTORS AND OFFICERS, FOR THE ADOPTION OF THE COMPANY'S 2000 STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY AS INDEPENDENT ACCOUNTANTS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



Signature: ________________________________ Date ____________

Signature: ________________________________ Date ____________